UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

TIFFANY & CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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2006 Annual Meeting of Stockholders
PROXY STATEMENT

ATTENDANCE AND VOTING MATTERS
Introduction
The Annual Meeting of the stockholders of Tiffany & Co. (the “Company”) will be held on Thursday, May 18, 2006, at 10:00 a.m. in the Roof/Penthouse of the St. Regis Hotel, 2 East 55th Street at Fifth Avenue, New York, New York.
This proxy statement and accompanying material, including the form of proxy, was first sent to the Company’s stockholders on or about April 14, 2006. It was sent to you on behalf of the Company by order of the Company’s Board of Directors (the “Board”).
You are entitled to vote at our 2006 Annual Meeting because you were a stockholder, or held Company stock through a broker, bank or other nominee, at the close of business on March 24, 2006, the record date for this year’s Annual Meeting. That is why you were sent this Proxy Statement and accompanying material.
This proxy statement has been bound with our Annual Report on Form 10-K, which contains financial and other information about our business during our last fiscal year (February 1, 2005 to January 31, 2006).
You may also find important information about the Company on our website at www.tiffany.com and you will be directed to that website for additional information concerning some of the subjects addressed in this document.
Matters to Be Voted On at the 2006 Annual Meeting
There are three matters scheduled to be voted on at this year’s Annual Meeting:
•	The election of the Board;

•	Approval of the independent registered public accounting firm to audit our Fiscal 2006 financial statements; and

•	Approval of an amendment to the 2005 Employee Incentive Plan to include additional limits on awards that may be made thereunder.
How to Vote Your Shares
You can vote your shares at the Annual Meeting by proxy or in person.
You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”
If you wish to vote by proxy, you must do one of the following:
•	Complete the enclosed form, called a “proxy card,” and mail it in the envelope provided, or

•	Call the telephone number listed on the proxy card (1-866-540-5760) and follow the pre-recorded instructions, or
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•	Use the Internet to vote by pointing your browser to http://www.proxyvoting.com/tif; have your proxy card in hand as you will be prompted to enter your control number and to create and submit an electronic vote.
If you do one of the above, you will have designated three officers of the Company to act as your proxies at the 2006 Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them on the proxy card, the telephone or the Internet with respect to each of the proposals presented in this Proxy Statement.
Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the meeting.
While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.
A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. Otherwise, your vote at the meeting will not be counted.
How to Revoke Your Proxy
If you decide to vote by proxy (including by mail, telephone or Internet), you can revoke – that is, change or cancel – your vote at any time before your proxy casts his vote at the Annual Meeting. Revoking your vote by proxy may be accomplished in one of three ways:
•	You can send an executed, later-dated proxy card to the Secretary of the Company, call in different instructions, or access the Internet voting site.

•	You can notify the Secretary of the Company in writing that you wish to revoke your proxy, or

•	You can attend the Annual Meeting and vote in person.
The Number of Votes That You Have
Each share of the Company’s common stock has one vote. The number of shares, or votes, that you have at this year’s Annual Meeting is indicated on the enclosed proxy card.
What a Quorum Is
A “quorum” is the minimum number of shares that must be present at an Annual Meeting for a valid vote. For our stockholder meetings, a majority of shares outstanding on the record date must be present.
The number of shares outstanding at the close of business on March 24, 2006, the record date, was 142,567,901. Therefore, 71,283,951 shares must be present at our 2006 Annual Meeting for a quorum to be established.
To determine if there is a quorum, we consider a share “present” if:
•	The stockholder who owns the share is present at the Annual Meeting, whether or not he or she chooses to cast a ballot on any proposal; or
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•	The stockholder is represented by proxy at the Annual Meeting.
If a stockholder is represented by proxy at the Annual Meeting, his or her shares are deemed present for purposes of a quorum, even if:
•	The stockholder withholds his or her vote or marks “abstains” for one or more proposals; or

•	There is a “broker non-vote” on one or more proposals.
What a “Broker Non-Vote” Is
Shares held in a broker’s name may be voted by the broker, but only in accordance with the rules of the New York Stock Exchange. Under those rules, your broker must follow your instructions. If you do not provide instructions to your broker, your broker may vote your shares based on its own judgment or it may withhold a vote. Whether your broker votes or withholds its vote is determined by the New York Stock Exchange rules and depends on the proposal being voted upon.
If your broker withholds its vote, that is called a “broker non-vote.” As stated above, broker non-votes are counted as present for a quorum.
What Vote Is Required To Approve Each Proposal
Directors are elected by a plurality of the votes cast for directors at the Annual Meeting. Of all nominees, the top nine in terms of “for” votes received will be elected directors.
You may withhold your vote “for” any nominee, but there is no means for you to vote “against” any nominee. To withhold your vote “for” any or all of the nominees named in this Proxy Statement, you can so mark your proxy card or ballot or, if you vote via telephone or Internet, so indicate by telephone or electronically. A broker non-vote is the same as a withheld vote: neither will have any effect on the outcome of the election of directors.
The proposal to ratify the approval of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Fiscal 2006 will be decided by a plurality of the votes cast “for” or “against” the proposal. Therefore, if you “abstain” from voting — in other words, you do not vote on the matter or you indicate “abstain” on the proxy card, the telephone or by Internet — it will not affect the outcome of votes on the proposal. That is because only votes cast “for” or “against” the proposal will be counted in determining whether or not it has been approved. Broker non-votes on this proposal will be treated the same as abstentions: neither will have any effect on the vote.
The proposal to amend our 2005 Employee Incentive Plan will be decided as follows. First, a majority of shares outstanding as of March 24, 2006, must actually vote on the proposal. For this purpose, abstentions will count as votes cast but broker non-votes will not. Second, a majority of those shares actually voting on the proposal must vote in favor of it. For this purpose, abstentions will have the same legal effect as a vote “against” the proposal and broker non-votes will be disregarded. That means that holders of 71,283,951 shares of common stock must actually vote “for” or “against” the proposal (or submit their proxies but “abstain” from voting on the proposal) and at least a majority of those voting must vote “for” the proposal.
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Proxy Voting on Proposals in the Absence of Instructions
If you do not give any specific instructions as to how your shares are to be voted when you sign a proxy card or vote by telephone or by Internet, your proxies will vote your shares in accordance with the following recommendations of the Board:
•	FOR the election of all nine nominees for director named in this Proxy Statement;

•	FOR the approval of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to examine our Fiscal 2006 financial statements; and

•	FOR the approval of an amendment to the 2005 Employee Incentive Plan to include additional limits on awards that may be made thereunder.
Shares held in the Company’s Employee Profit Sharing and Retirement Savings Plan will not be voted by the Plan’s trustee unless specific instructions for voting are given by plan participants to whose accounts such shares have been allocated.
How Proxies Are Solicited
We have hired the firm of Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies on behalf of the Board. Georgeson Shareholder Communications Inc. has agreed to perform this service for a fee of not more than $7,000, plus out-of-pocket expenses.
Employees of Tiffany and Company, a subsidiary of the Company, may also solicit proxies on behalf of the Board. These employees will not receive any additional compensation for their work soliciting proxies and any costs incurred by them in doing so will be paid for by Tiffany and Company.
This particular solicitation is being made by mail, but proxies may also be solicited in person, by facsimile, by telephone or by electronic mail (e-mail).
In addition, we will pay for any costs incurred by brokerage houses and others for forwarding proxy materials to beneficial owners.
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OWNERSHIP OF THE COMPANY
Stockholders Who Own At Least Five Percent of the Company
The following table shows all persons who were known to us to be “beneficial owners” of at least five percent of Company stock as of March 24, 2006. Footnote a) below provides a brief explanation of what is meant by the term “beneficial ownership.” This table is based upon reports filed with the Securities and Exchange Commission, commonly referred to as the SEC. Copies of these reports are publicly available from the SEC.

Name and Address	Amount and Nature	Percent
of Beneficial Owner	of Beneficial Ownership (a)	of Class

FMR Corp.	13,115,981 (b)	9.221%
82 Devonshire Street
Boston, MA 02109

a)	“Beneficial ownership” is a term broadly defined by the SEC and includes more than the typical form of stock ownership, that is, stock held in the person’s name. The term also includes what is referred to as “indirect ownership” such as where, for example, the person has or shares the power to vote the stock, sell it or acquire it within 60 days. Accordingly, some of the shares reported as beneficially owned in this table may actually be held by other persons or organizations. Those other persons and organizations are described in the reports filed with the SEC.
b)	FMR Corp. (“FMR”), reported such beneficial ownership to the SEC on its form Schedule 13G (Amendment No. 1) as of December 31, 2005 and that it had sole dispositive power over all such shares and sole voting power over 2,293,681 such shares. FMR filed as a parent holding company jointly with the following other persons: Fidelity Management & Research Company (“Fidelity”), 82 Devonshire Street, Boston , Massachusetts 02109, a wholly-owned subsidiary of FMR; and Edward C. Johnson, 3rd. Of the shares reported in the table above, Fidelity reported beneficial ownership of 12,573,030 shares (8.839% of the shares outstanding) as a result of acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940 (the “Fidelity Funds”). Neither FMR, nor the named individual, reported sole voting power with respect to shares held in the Fidelity Funds because shares held in the Fidelity Funds are voted by Fidelity under written guidelines established by the Funds’ Boards of Trustees. Mr. Johnson and FMR, by virtue of control of Fidelity and the Fidelity Funds, each reported sole dispositive power over shares held in the Fidelity Funds. Fidelity Management Trust Company (‘Trust Company”) was reported to be beneficial ownership of 296,751 shares as a result of serving as investment manager of institutional account(s). FMR and Mr. Johnson each reported sole dispositive power over shares held in such institutional accounts, sole power to vote 257,651 of such shares and no power to direct the voting of 39,100 of such shares held by virtue of control over Trust Company. Other disclosures were made to clarify that 246,200 shares of the Company held by Fidelity International Limited (“FIL”), Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda were voluntarily reported by FMR as if beneficially owned by FMR and FIL on a joint basis while disclaiming that FMR and FIL are acting as a “group” for purposes of Section 13(d) under the Exchange Act.
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Ownership by Directors and Executive Officers
The following table shows the number of shares of the Company’s common stock beneficially owned as of March 24, 2006 by those persons who were, as of the end of the last fiscal year (January 31, 2006), directors, the Chief Executive Officer (the “CEO”), and the four next most highly compensated executive officers of the Company:

	Amount and Nature of
Name	Beneficial Ownership		Percent Of Class[a]

Directors

Rose Marie Bravo	76,216	[b]	*
William R. Chaney	990,000	[c]	*
Samuel L. Hayes III	197,041	[d]	*
Abby F. Kohnstamm	37,000	[c]	*
Michael J. Kowalski (CEO)	1,547,000	[f]	1.1
Charles K. Marquis	235,812	[g]	*
J. Thomas Presby	21,900	[h]
James E. Quinn (Executive Officer)	971,759	[i]	*
William A. Shutzer	299,062	[j]	*

Executive Officers

Beth O. Canavan	293,792	[k]	*
James N. Fernandez	491,883	[l]	*
Jon M. King	53,922	[m]	*

All executive officers and directors as a group (17 persons):	6,125,612	[n]	4.3

a) An asterisk (*) is used to indicate less than 1% of the class outstanding.
b)	Includes 72,216 shares issuable upon the exercise of “Vested Stock Options” which are stock options that either are exercisable as of March 24, 2006 or will become exercisable within 60 days of that date.
c)	Includes 160,000 shares issuable upon the exercise of Vested Stock Options, and 100,000 shares held by Mr. Chaney’s wife. Also includes 20,000 shares held by The Chaney Family Foundation of which Mr. Chaney is President. Mr. Chaney disclaims beneficial ownership of Company stock held by The Chaney Family Foundation.
d)	Includes 30,000 shares held in trust for the benefit of children of Prof. Hayes by Barbara L. Hayes, his wife, as trustee, and 2,079 shares held by Prof. Hayes’s wife. Also includes 135,604 shares issuable upon the exercise of Vested Stock Options.
e) Includes 35,000 shares issuable upon the exercise of Vested Stock Options.
f) Includes 1,405,000 shares issuable upon the exercise of Vested Stock Options.
g) Includes 135,604 shares issuable upon the exercise of Vested Stock Options.
h) Includes 20,000 shares issuable upon the exercise of Vested Stock Options.
i)	Includes 925,625 shares issuable upon the exercise of Vested Stock Options; 134 shares credited to Mr. Quinn’s account under the Company’s Employee Profit Sharing and Retirement Savings Plan;
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31,000 shares held by Mr. Quinn’s wife; and 8,000 shares owned by Mr. Quinn’s children under the UGMA.
j)	Includes 87,876 shares issuable upon the exercise of Vested Stock Options and 5,100 shares held by or for Mr. Shutzer’s minor child and 114,000 shares held by KJC Ltd. of which Mr. Shutzer is the sole general partner. Mr. Shutzer disclaims beneficial ownership of Company stock held by KJC Ltd.
k)	Includes 290,250 shares issuable upon the exercise of Vested Stock Options and 542 shares credited to Mrs. Canavan’s account under the Company’s Employee Profit Sharing and Retirement Savings Plan.
l)	Includes 479,750 shares issuable upon the exercise of Vested Stock Options and 133 shares credited to Mr. Fernandez’s account under the Company’s Employee Profit Sharing and Retirement Savings Plan.
m) Includes 53,500 shares issuable upon the exercise of Vested Stock Options.
n)	Includes 4,697,450 shares issuable upon the exercise of Vested Stock Options and 1,732 shares held in the Company’s Employee Profit Sharing and Retirement Savings Plan.
Compliance of Directors, Executive Officers and Greater-Than-Ten-Percent Stockholders with Section 16(a) Beneficial Ownership Reporting Requirements
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and greater-than-ten-percent stockholders to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. These persons are also required to provide us with copies of those reports.
Based on our review of those reports and of certain other documents we have received, we believe that, during and with respect to our last fiscal year (February 1, 2005 to January 31, 2006), all filing requirements under Section 16(a) applicable to our directors, executive officers and greater-than-ten-percent stockholders were satisfied.
RELATIONSHIP WITH INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP (“PwC”) serves as the Company’s independent registered public accounting firm and, through its predecessor firms, has served in that capacity since 1984.
The Audit Committee has recommended the reappointment of PwC as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending January 31, 2006. In making this recommendation, the Audit Committee considered the independence of PwC, and whether the audit and non-audit services PwC provides to the Company are compatible with maintaining that independence.
The Audit Committee has adopted a policy requiring advance approval of PwC’s fees and services by the Audit Committee; this policy also prohibits PwC from performing certain non-audit services for the Company including: (i) bookkeeping, (ii) systems design and implementation, (iii) appraisal or valuation, (iv) actuarial, (v) internal audit, (vi) management or human services, (vii) investment advice or investment banking, and (viii) legal and expert services unrelated to the audit. All fees paid to PwC by the Company as shown in the table that follows were approved by the Audit Committee pursuant to this policy.
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Fees and Services of PricewaterhouseCoopers LLP
The following table presents fees for professional audit services rendered by PwC for the audit of the Company’s consolidated financial statements and of management’s assessment of the effectiveness of internal controls as and for the years ended January 31, 2006 and 2005, and for its reviews of the Company’s unaudited condensed consolidated interim financial statements. This table also reflects fees billed for other services rendered by PwC.

	January 31, 2006	January 31, 2005

Audit Fees	$1,882,900	$2,011,400
Audit-related Fees[a]	73,700	135,350

Audit and Audit-related Fees	1,956,600	2,146,750
Tax Fees[b]	754,700	515,850
All Other Fees[c]	11,500	8,500

Total Fees	$2,722,800	$2,671,100

a)	Audit-related fees consist principally of fees for audits of financial statements of certain employee benefit plans and other advisory services for the year ended January 31, 2006, and for audits of the financial statements of certain employee benefit plans, Sarbanes-Oxley Section 404 advisory services and other advisory services for the year ended January 31, 2005.
b)	Tax fees consist of fees for tax consultation and tax compliance services. These fees included tax filing and compliance fees of $250,400 for the year ended January 31, 2006 and $230,900 for the year ended January 31, 2005.
c)	All other fees consist of costs for software used by the Internal Audit Department and other advisory services for the year ended January 31, 2006 and costs for software used by the Internal Audit Department for the year ended January 31, 2005.
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
The Board, In General
The Company is a Delaware corporation. Our principal subsidiary is Tiffany and Company, a New York corporation. In this Proxy Statement, Tiffany and Company will be referred to as simply “Tiffany.”
The Board is currently comprised of nine members. The Board can also fill vacancies and newly created directorships, as well as amend the By-laws to provide for a greater or lesser number of directors.
Directors are required by our By-laws to be less than age 72 when elected or appointed unless the Board waives that provision with respect to an individual director whose continued service is deemed uniquely important to the Company. The Board has waived the age limit for William R. Chaney because of his service as the Company’s chief executive officer from 1984 to 1999 and the valuable perspective that such service brings to the Board.
The Role of the Board in Corporate Governance
The Board plays several important roles in the governance of the Company, as set out in the Company’s Corporate Governance Principles. The Corporate Governance Principles are attached to this Proxy Statement as Appendix I. The responsibilities of the Board include:
•	Management succession;
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•	Review and approval of the annual operating plan prepared by management;

•	Monitoring of performance in comparison to the operating plan;

•	Review and approval of the Company’s five-year strategic plan prepared by management;

•	Consideration of topics of relevance to the Company’s ability to carry out its strategic plan;

•	Review and approval of a delegation of authority by which management carries out the day-to-day operations of the Company and its subsidiaries;

•	Review of the Company’s investor relations program;

•	Review of the Company’s schedule of insurance coverage; and

•	Review and approval of significant actions by the Company.
Executive Sessions of Non-management Directors/Presiding Non-management Director
Non-management directors meet regularly in executive session without management participation. This encourages open discussion. At those meetings, Charles K. Marquis, Chairman of the Nominating/Corporate Governance Committee, presides.
Communication with Non-management Directors
Stockholders and other interested parties may make their concerns known to the non-management directors by addressing their concerns in writing to Mr. Marquis. An address for direct written communication with Mr. Marquis is published on the Company’s website.
Director Attendance at Annual Meeting
The Board schedules a regular meeting on the date of the Annual Meeting of Stockholders to facilitate attendance at the Annual Meeting by the directors. All nine directors attended the Annual Meeting held in May 2005.
Independent Directors Constitute a Majority of the Board
The Board has affirmatively determined that each of the following directors is “independent” in that none of them has a material relationship with the Company (directly or as a partner, shareholder or officer of any organization that has a relationship with the Company):
Rose Marie Bravo
Samuel L. Hayes III
Abby F. Kohnstamm
Charles K. Marquis
J. Thomas Presby
The Board also considered the other tests of independence set forth in the New York Stock Exchange Corporate Governance Rules and has determined that each of the above directors is independent as defined in such Rules.
In determining that Ms. Kohnstamm is independent, the Board considered that IBM Corporation, of which she was an officer until January of 2006, and to which she now provides consulting services, sells data-processing and communication hardware, software and services to Tiffany and Tiffany sells business gifts to IBM. However, these sales constitute far less than one percent of the consolidated sales of each
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seller (IBM and Tiffany, respectively). The Board considered all relevant facts and circumstances including the amount of such sales in the context of the size of the businesses of the Company and IBM Corporation, the fact that Ms. Kohnstamm was not responsible at IBM Corporation for such sales in the course of her duties, and that such sales were long-standing business practices prior to the time Ms. Kohnstamm was recruited to the Board.
None of the other independent directors has any direct or indirect relationship with the Company, other than as a director, and none of the independent directors serves as an executive officer of any charitable organization to which the Company or any of its affiliates have made any contributions within the preceding three years.
Compensation of Directors
Directors who are not employees of the Company or its subsidiaries are paid or provided with the following for their service on the Board:
•	An annual retainer of $50,000,

•	An additional annual retainer of $20,000, $10,000 or $5,000 to the chairperson of the Audit, Compensation, or Nominating/Corporate Governance Committee, respectively,

•	A per-meeting-attended fee of $2,000 for meetings attended in person (no fee is paid for attendance at any committee or subcommittee meetings which occur on the same day as a meeting of the full Board),

•	A fee of $1,000 for each telephonic meeting in which the director participates,

•	Stock options, as discussed below, and

•	A retirement benefit, also discussed below.
Under Tiffany’s Amended and Restated Executive Deferral Plan, directors may defer up to one hundred percent (100%) of their cash compensation and invest the amounts they defer in various accounts and funds established under the plan. However, the Company does not guarantee any return on said investments.
Tiffany also reimburses directors for expenses they incur in attending Board and committee meetings, including expenses for travel, food and lodging.
Non-employee directors are granted options to purchase shares of Company common stock upon their first election or appointment to the Board, and in January of each year an option grant is made to each non-employee director. In January of 2006, the grant was for 10,000 shares per director. These options vest in two equal installments: 1/2 after one year of service on the Board following the grant of the option, and the balance after two years of service. However, as explained below, all installments become immediately exercisable in the event there is a “change in control” of the Company. These options expire after 10 years, but they expire sooner if, before the end of that 10-year period, the director leaves the Board. The option’s exercise price is the fair market value of the Company’s common stock on the date of grant, which is calculated as the average of the highest and lowest sales prices of the stock on the New York Stock Exchange on the date of grant.
Directors who retire as non-employee directors with five or more years of Board service are also entitled to receive an annual retirement benefit equal to $38,000. This benefit is payable quarterly and continues for a period of time equal to the director’s length of service on the Board, including periods served as an employee director. However, this particular benefit is not available to any director first appointed or
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elected after January 1, 1999; accordingly, neither Ms. Kohnstamm nor Mr. Presby is entitled to participate in this benefit plan.
Messrs. Kowalski and Quinn are employees of Tiffany. They therefore receive no separate compensation for their service as directors.
Meetings and Attendance during Fiscal 2005
The following chart shows the total number of meetings (including telephonic meetings) held by the Board and each of its committees during Fiscal 2005. All directors attended at least 97% of the meetings of the Board and those committees on which they served.

					Nominating/	Percent of
					Corporate	Meetings
	Board	Audit	Compensation	Stock Option	Governance	Attended

Meetings Held	6	12	6	6	3
Meetings Attended

Director
Rose Marie Bravo	6	n/a	6	6	3	100%
William R. Chaney	6	n/a	n/a	n/a	n/a	100%
Samuel L. Hayes III	6	11	6	6	3	97%
Abby F. Kohnstamm	6	n/a	6	6	3	100%
Charles K. Marquis	6	12	6	6	3	100%
J. Thomas Presby	6	12	n/a	n/a	3	100%
William A. Shutzer	6	n/a	n/a	n/a	n/a	100%
Michael J. Kowalski	6	n/a	n/a	n/a	n/a	100%
James E. Quinn	6	n/a	n/a	n/a	n/a	100%

Committees of the Board
Committees Composed Entirely of Independent Directors

Audit	Nominating/Corporate Governance

J. Thomas Presby, Chair	Charles K. Marquis, Chair
Samuel L. Hayes III	Rose Marie Bravo
Charles K. Marquis	Samuel L. Hayes III
Abby F. Kohnstamm
J. Thomas Presby

Compensation	Stock Option Subcommittee

Samuel L. Hayes III, Chair	Samuel L. Hayes III, Chair
Rose Marie Bravo	Rose Marie Bravo
Abby F. Kohnstamm	Abby F. Kohnstamm
Charles K. Marquis	Charles K. Marquis

Nominating/Corporate Governance Committee
The primary function of the Nominating/Corporate Governance Committee is to assist the Board in matters of corporate governance. The Nominating/Corporate Governance Committee operates under the
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charter adopted by the Board. The charter may be viewed on the Company’s website. Under its charter, the role of the Nominating/Corporate Governance Committee includes recommending to the Board:
•	Policies on the composition of the Board,

•	Criteria for the selection of nominees for election to the Board,

•	Nominees to fill vacancies on the Board, and

•	Nominees for election to the Board.
If you would like to submit the name of a candidate for the Nominating/Corporate Governance Committee to consider as a nominee of the Board for director, you may send your submission at any time to the Nominating/Corporate Governance Committee, c/o Mr. Patrick B. Dorsey, Secretary, Tiffany & Co., 727 Fifth Avenue, New York, New York 10022. See our Corporate Governance Principles attached as Appendix I.
The By-laws of the Company also permit a stockholder of record entitled to vote to directly nominate a person for director for election at an annual meeting of the stockholders. This process is subject to timely notice requirements as set forth in the By-laws. The By-laws may be viewed on the Company’s website and have been filed with the Securities and Exchange Commission as an exhibit to our Annual Report on Form 10-K filed March 31, 2006. See OTHER MATTERS below for a further discussion of stockholder proposals, in general.
Dividend Committee
The Dividend Committee declares regular quarterly dividends in accordance with the dividend policy established by the full Board. The Dividend Committee acts by unanimous written consent and did not meet in Fiscal 2005 Members of the Dividend Committee are: William R. Chaney, Chair; Michael J. Kowalski and James E. Quinn.
Compensation Committee
The primary function of the Compensation Committee is to assist the Board in compensation matters. The Compensation Committee operates under its charter which may be viewed on the Company’s website. Under its charter, the Compensation Committee’s responsibilities include:
•	Approval of remuneration arrangements for executive officers, and

•	Approval of compensation plans in which officers and employees of Tiffany are eligible to participate.
The Compensation Committee’s report appears on pages 30-31 below.
Stock Option Subcommittee
The Stock Option Subcommittee determines the grant of options, restricted stock units, cash incentive awards and other matters under our 2005 Employee Incentive Plan.
TIFFANY & CO.

Compensation Committee Interlocks and Insider Participation
No director serving on the Compensation Committee or its Stock Option Subcommittee during any part of Fiscal 2005 was, at any time either during or before such fiscal year, an officer or employee of Tiffany & Co. or any of its subsidiaries.
Audit Committee
The Company’s Audit Committee is an “audit committee” established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the Company’s financial matters. The Audit Committee operates under a charter adopted by the Board; that charter may be viewed on the Company’s website. Under its charter, the Audit Committee’s responsibilities include:
Retaining and terminating the Company’s independent registered public accounting firm, reviewing the quality-control procedures and independence of such firm and evaluating their proposed audit scope, performance and fee arrangements;
•	Approving in advance all audit and non-audit services to be rendered by the independent registered public accounting firm;

•	Reviewing the adequacy of our system of internal financial controls;

•	Establishing procedures for complaints regarding accounting, internal accounting controls or auditing matters; and

•	Conducting a post-audit review of our financial statements and audit findings in advance of filing, and reviewing in advance proposed changes in our accounting principles.
The Board has determined that all members of the Audit Committee are financially literate, that at least one member of the Audit Committee meets the New York Stock Exchange standard of having accounting or related financial management expertise and that Mr. Presby meets the SEC criteria of an “audit committee financial expert.” Mr. Presby is a member of the National Association of Corporate Directors and serves on the audit committees of four public companies in addition to that of the Company. The Board has determined that Mr. Presby’s simultaneous service on five audit committees will not impair his ability to effectively serve on the Company’s Audit Committee. The report of the Audit Committee is on page 16.
Self-Evaluation
The independent directors who serve on the Board conduct an annual evaluation of the workings and efficiency of the Board and of each of the Board committees on which they serve and make recommendations for change, if required.
Business Conduct Policy and Code of Ethics
Since the 1980’s, the Company has had a policy governing business conduct for all Company employees worldwide. The policy requires compliance with law and avoidance of conflicts of interest and sets standards for various activities to avoid the potential for abuse or the occasion for illegal or unethical activities. This policy covers, among other activities, the acceptance or giving of gifts from or to those seeking to do business with the Company, processing one’s own transactions, political contributions and
TIFFANY & CO.

reporting dishonest activity. Each year, all employees are required to review the policy, report any violations or conflicts of interest and affirm their obligation to report future violations to management.
The Company has a toll free “hotline” to receive complaints from employees, vendors, stockholders and other interested parties concerning violations of the Company’s policies or questionable accounting, internal controls or auditing matters. The toll free phone number is 877-806-7464. The hotline is operated by a third party service provider to assure the confidentiality and completeness of all information received. Users of this service may elect to remain anonymous.
We also have a Code of Business and Ethical Conduct for the directors, the Chief Executive Officer, the Chief Financial Officer and all other officers of the Company. The Code advocates, and requires those persons to adhere to, principles and responsibilities governing professional and ethical conduct. This Code supplements our business conduct policy. Waivers may only be made by the Board. A summary of our business conduct policy and a copy of the Code of Business and Ethical Conduct are posted on our website. We have also filed a copy of the Code with the SEC as an exhibit to our March 31, 2006 Annual Report on Form 10-K.
Limitation on Adoption of Poison Pill Plans
On January 19, 2006, the Board terminated the Company’s stockholder rights plan (typically referred to as a “poison pill”) and adopted the following policy:
“This Board shall submit the adoption or extension of any poison pill to a stockholder vote before it acts to adopt such poison pill; provided, however, that this Board may act on its own to adopt a poison pill without first submitting such matter to a stockholder vote if, under the circumstance then existing, this Board in the exercise of its fiduciary responsibilities deems it to be in the best interests of the Company and its stockholders to adopt a poison pill without the delay in adoption that is attendant upon the time reasonably anticipated to seek a stockholder vote. If a poison pill is adopted without first submitting such matter to a stockholder vote, the poison pill must be submitted to a stockholder vote within one year after the effective date of the poison pill. Absent such submission to a stockholder vote, and favorable action thereupon, the poison pill will expire on the first anniversary of its effective date.”
TIFFANY & CO.

REPORT OF THE AUDIT COMMITTEE
Included in the Company’s Annual Report to Stockholders are the consolidated balance sheets of the Company and its subsidiaries as of January 31, 2006 and 2005, and the related consolidated statements of earnings, stockholders’ equity and comprehensive earnings, and cash flows for each of the three years in the period ended January 31, 2006. These statements (the “Audited Financial Statements”) are the subject of a report by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). The Audited Financial Statements are also included by reference in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.
The Audit Committee reviewed and discussed the Audited Financial Statements with the Company’s management and otherwise fulfilled the responsibilities set forth in its charter.
The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Accounting Standards No. 61, as amended, “Communication with Audit Committees” and PCAOB Auditing Standard No. 2, “An Audit of Internal Control Over Financial Reporting Performed In Conjunction with an Audit of Financial Statements.”
The Audit Committee received from PwC the written disclosure and letter required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and has discussed the independence of PwC with that firm. The Audit Committee has considered whether the provision by PwC of the tax consultation, tax compliance and other non-audit-related services disclosed above under “RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM – Fees and Services of PricewaterhouseCoopers LLP” is compatible with maintaining PwC’s independence and has concluded that providing such services is compatible with that firm’s independence from the Company and its management.
The Audit Committee is aware that the provision of non-audit services by an auditor may, in some circumstances, create the perception that independence has been compromised. Accordingly, the Audit Committee has instructed management and management have agreed to develop professional relationships with firms other than PwC so that, when needed, other qualified resources will be available and will be used as appropriate.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Audited Financial Statements be included in the Company’s Annual Report to Stockholders which is incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2006 for filing with the Securities and Exchange Commission.
Signed by the Members of the Audit Committee:
Samuel L. Hayes III
Charles K. Marquis
J. Thomas Presby, Chair

TIFFANY & CO.

EXECUTIVE OFFICERS OF THE COMPANY
The executive officers of the Company are:

			Year Joined
Name	Age	Position	Tiffany

Michael J. Kowalski	54	Chairman of the Board and Chief Executive Officer	1983
James E. Quinn	54	President	1986
Beth O. Canavan	51	Executive Vice President	1987
James N. Fernandez	50	Executive Vice President and Chief Financial Officer	1983
Victoria Berger-Gross	50	Senior Vice President – Human Resources	2001
Patrick B. Dorsey	55	Senior Vice President – General Counsel and Secretary	1985
Fernanda M. Kellogg	59	Senior Vice President – Public Relations	1984
Jon M. King	49	Senior Vice President – Merchandising	1990
Caroline D. Naggiar	48	Senior Vice President – Marketing	1997
John S. Petterson	47	Senior Vice President – Operations	1988

Michael J. Kowalski. Mr. Kowalski assumed the role of Chairman of the Board in January 2003, following the retirement of William R. Chaney. He has served as the Registrant’s Chief Executive Officer since February 1999 and on the Registrant’s Board of Directors since January 1995. After joining Tiffany in 1983 as Director of Financial Planning, Mr. Kowalski held a variety of merchandising management positions and served as Executive Vice President from 1992 to 1996 with overall responsibility in the areas of merchandising, marketing, advertising, public relations and product design. He was elected President in 1997. Mr. Kowalski is a member of the Board of Directors of Fairmont Hotels & Resorts and the Bank of New York. The Bank of New York is Tiffany’s principal banking relationship, serving as Administrative Agent and a lender under Tiffany’s credit agreement and as a trustee of Tiffany’s Employee Pension Plan.
James E. Quinn. Mr. Quinn was appointed President effective January 31, 2003. He had served as Vice Chairman since 1998. After joining Tiffany in July 1986 as Vice President of branch sales for the Company’s business-to-business sales operations, Mr. Quinn had various responsibilities for sales management and operations. He was promoted to Executive Vice President on March 19, 1992 and assumed responsibility for retail and business-to-business sales for the Americas in 1994. In January 1995, he became a member of Registrant’s Board of Directors. He has responsibility for worldwide sales. Mr. Quinn is a member of the board of directors of BNY Hamilton Funds, Inc. and Mutual of America Capital Management, Inc. BNY Hamilton Funds, Inc. is affiliated with The Bank of New York. The Bank of New York is Tiffany’s principal banking relationship, serving as Administrative Agent and a lender under Tiffany’s credit agreement and as a trustee of Tiffany’s Employee Pension Plan.
Beth O. Canavan. Ms. Canavan joined Tiffany in May 1987 as Director of New Store Development. She later held the positions of Vice President, Retail Sales Development, Vice President and General Manager of the New York flagship store, and Eastern Regional Vice President. In 1997, she assumed the position of Senior Vice President for U.S. Retail. In January 2000, she was promoted to Executive Vice President responsible for retail sales activities in the U.S. and Canada and retail store expansion. In May 2001, Ms. Canavan assumed additional responsibility for direct sales and business-to-business sales activities in the U.S. and Canada.
James N. Fernandez. Mr. Fernandez joined Tiffany in October 1983 and has held various positions in financial planning and management prior to his appointment as Senior Vice President-Chief Financial Officer in April 1989. In January 1998, he was promoted to Executive Vice President-Chief Financial Officer. He has responsibility for accounting, treasury, investor relations, information technology,
TIFFANY & CO.

financial planning, business development and diamond operations, and overall responsibility for distribution, manufacturing, customer service and security. Mr. Fernandez is a member of the Board of Directors of The Dun & Bradstreet Corporation.
Victoria Berger-Gross. Dr. Berger-Gross joined Tiffany in February 2001 as Senior Vice President–Human Resources. Prior to joining Tiffany, she served as Senior Vice President & Director of Human Resources at Lehman Brothers from May 1999, Senior Director–Human Resources at Bertelsmann A.G.’s BMG Entertainment from March 1997, and Vice President–Organizational Effectiveness at Personnel Decisions International from January 1991.
Patrick B. Dorsey. Mr. Dorsey joined Tiffany in July 1985 as General Counsel and Secretary.
Fernanda M. Kellogg. Ms. Kellogg joined Tiffany in October 1984 as Director of Retail Marketing. She assumed her current responsibilities in January 1990.
Jon M. King. Mr. King joined Tiffany in 1990 as a jewelry buyer and has held various positions in the Merchandising Division, assuming responsibility for product development in 2002 as Group Vice President. He assumed his current responsibilities as Senior Vice President–Merchandising in March 2003.
Caroline D. Naggiar. Ms. Naggiar joined Tiffany in June 1997 as Vice President–Marketing Communications. She assumed her current responsibilities in February 1998.
John S. Petterson. Mr. Petterson joined Tiffany in 1988 as a management associate. He was promoted to Senior Vice President–Corporate Sales in May 1995 and, in February 2000, his responsibilities were expanded to include Direct Mail and the E-Commerce business. In May 2001, Mr. Petterson assumed the new role of Senior Vice President–Operations, with responsibility for worldwide distribution, customer service and security activities. His responsibilities were expanded in February 2003 to include manufacturing operations.
TIFFANY & CO.

COMPENSATION OF THE CEO AND OTHER EXECUTIVE OFFICERS
This section includes a summary of salaries, bonuses and other compensation paid to our CEO and each of the four (4) next highest paid executive officers during the last three fiscal years. Also presented in this section are options granted to and exercised by each of them in Fiscal 2005, retirement benefits currently available to them and any special employment, termination or change-in-control arrangements that have been made with any of them.
SUMMARY COMPENSATION TABLE

	Annual Compensation				Long Term Compensation
					Securities
					Underlying
Name and				Other Annual	Options/SARs	All Other
Principal Position	Year	Salary	Bonus[a]	Compensation[b]	(shares)	Compensation

Michael J. Kowalski	2005	$1,022,353	$1,775,000	$147,023	85,000	$194,682	[c]
Chairman and CEO	2004	$919,831	$0	$109,274	115,000	$141,392	[d]
	2003	$891,063	$975,000	$0	180,000	$20,125	[e]
James E. Quinn	2005	$740,027	$962,000	$87,173	51,000	$126,799	[f]
President	2004	$700,806	$0	$72,084	72,500	$103,209	[g]
	2003	$675,259	$493,000	$0	115,000	$21,478	[h]
Beth O. Canavan	2005	$527,128	$600,000	$57,466	29,000	$79,457	[i]
Executive Vice President	2004	$442,271	$0	$44,988	40,000	$66,521	[j]
	2003	$425,240	$280,000	$0	85,000	$16,211	[k]
James N. Fernandez	2005	$672,803	$750,000	$77,624	41,000	$116,374	[l]
Executive Vice President	2004	$591,485	$0	$72,475	55,000	$104,253	[m]
and Chief Financial Officer	2003	$570,196	$375,000	$0	85,000	$22,106	[n]
Jon M. King	2005	$431,722	$430,000	$38,712	23,000	$62,640	[o]
Senior Vice President —	2004	$382,240	$0	$25,832	30,000	$39,447	[p]
Merchandising	2003	$298,734	$169,000	$0	35,000	$5,500	[q]

a)	Bonus amounts are earned in the fiscal year ended January 31, paid in the following April, and include cash incentive awards under the 1998 Employee Incentive Plan on the basis of achieved Performance Goals, specifically, increases above target amounts for the Company’s consolidated earnings per share.

b)	Represents amounts paid as additional tax withholding on behalf of the named executive to offset income taxes attributable to life insurance premiums paid on behalf of the named executive. See column labeled “All Other Compensation” above and “Life Insurance Arrangements” below.

c)	Includes $174,057 attributable to life insurance premiums, $14,125 attributable to premiums for executive long-term disability insurance and $6,500 for the Company’s matching contributions to the 401(k) feature of the Company’s Employee Profit Sharing and Retirement Savings Plan.

d)	Includes $120,767 attributable to life insurance premiums, $14,125 attributable to premiums for executive long-term disability insurance and $6,500 for the Company’s matching contributions to the 401(k) feature of the Company’s Employee Profit Sharing and Retirement Savings Plan.

e)	Includes $14,125 attributable to premiums for executive long-term disability insurance and $6,000 for the Company’s matching contributions to the 401(k) feature of the Company’s Employee Profit Sharing and Retirement Savings Plan.
TIFFANY & CO.

f)	Includes $104,821 attributable to life insurance premiums, $15,478 attributable to premiums for executive long-term disability insurance and $6,500 for the Company’s matching contributions to the 401(k) feature of the Company’s Employee Profit Sharing and Retirement Savings Plan.

g)	Includes $81,231 attributable to life insurance premiums, $15,478 attributable to premiums for executive long-term disability insurance and $6,500 for the Company’s matching contributions to the 401(k) feature of the Company’s Employee Profit Sharing and Retirement Savings Plan.

h)	Includes $15,478 attributable to premiums for executive long-term disability insurance and $6,000 for the Company’s matching contributions to the 401(k) feature of the Company’s Employee Profit Sharing and Retirement Savings Plan.

i)	Includes $62,649 attributable to life insurance premiums, $10,308 attributable to premiums for executive long-term disability insurance and $6,500 for the Company’s matching contributions to the 401(k) feature of the Company’s Employee Profit Sharing and Retirement Savings Plan.

j)	Includes $49,713 attributable to life insurance premiums, $10,308 attributable to premiums for executive long-term disability insurance and $6,500 for the Company’s matching contributions to the 401(k) feature of the Company’s Employee Profit Sharing and Retirement Savings Plan.

k)	Includes $10,211 attributable to premiums for executive long-term disability insurance and $6,000 for the Company’s matching contributions to the 401(k) feature of the Company’s Employee Profit Sharing and Retirement Savings Plan.

l)	Includes $93,768 attributable to life insurance premiums, $16,106 attributable to premiums for executive long-term disability insurance and $6,500 for the Company’s matching contributions to the 401(k) feature of the Company’s Employee Profit Sharing and Retirement Savings Plan.

m)	Includes $81,647 attributable to life insurance premiums, $16,106 attributable to premiums for executive long-term disability insurance and $6,500 for the Company’s matching contributions to the 401(k) feature of the Company’s Employee Profit Sharing and Retirement Savings Plan.

n)	Includes $16,106 attributable to premiums for executive long-term disability insurance and $6,000 for the Company’s matching contributions to the 401(k) feature of the Company’s Employee Profit Sharing and Retirement Savings Plan.

o)	Includes $50,006 attributable to life insurance premiums, $6,134 attributable to premiums for executive long-term disability insurance and $6,500 for the Company’s matching contributions to the 401(k) feature of the Company’s Employee Profit Sharing and Retirement Savings Plan.

p)	Includes $33,947 attributable to life insurance premiums and $5,500 for the Company’s matching contributions to the 401(k) feature of the Company’s Employee Profit Sharing and Retirement Savings Plan.

q)	Represents the Company’s matching contributions to the 401(k) feature of the Company’s Employee Profit Sharing and Retirement Savings Plan.
TIFFANY & CO.

OPTION GRANTS IN FISCAL YEAR 2005

		Percent of
		Total Options
		Granted to all
		Employees in
	Options	Fiscal Year	Per Share	Expiration	Grant Date
Name	Granted[a]	2005	Exercise Price[b]	Date[c]	Present Value[d]

Michael J. Kowalski	85,000 shares	26.7	$37.84	1/31/2016	$1,484,287
James E. Quinn	51,000 shares	16.0	$37.84	1/31/2016	$890,572
Beth O. Canavan	29,000 shares	9.1	$37.84	1/31/2016	$506,404
James N. Fernandez	41,000 shares	12.9	$37.84	1/31/2016	$715,950
Jon M. King	23,000 shares	7.2	$37.84	1/31/2016	$401,631

a)	Options vest (become exercisable) over a four-year period in four equal annual installments, each contingent on continued employment. However, all installments immediately vest if there is a “change in control”, death or disability. The term “change in control” is discussed below.

b)	The exercise price for each share is its fair market value on the date of grant. This is determined by averaging the highest and lowest sales prices of the Company’s common stock on the New York Stock Exchange on the date of grant.

c)	Options expire no later than the 10th anniversary of the grant date, subject to earlier expiration in the event of voluntary or involuntary pre-retirement termination of employment (three months after termination), death, disability or retirement (two years after the event).

d)	The amounts stated are hypothetical values calculated under the Black-Scholes model, a mathematical formula used to value options covering securities traded on stock exchanges. This formula considers a number of factors in estimating an option’s present value, including the stock’s volatility rate (39.2%) expected term (seven years), interest rate (4.6%) and dividend yield (0.5%). The actual value, if any, that the executive officer will realize from these options will depend solely on the increase of the stock price over the $37.84 share exercise price when the options are exercised.
TIFFANY & CO.

OPTION GRANTS IN FISCAL YEAR 2005 TO EXECUTIVE OFFICERS AS A PERCENTAGE
OF TOTAL OPTION GRANTS UNDER 2005 EMPLOYEE INCENTIVE PLAN

		Percent of Option
	Aggregate Option	Shares Granted to	Weighted Average
Person or Group Granted Options	Shares Granted	All Employees	Exercise Price

Michael J. Kowalski	85,000	26.7%	$37.8350
James E. Quinn	51,000	16.0%	$37.8350
Beth O. Canavan	29,000	9.1%	$37.8350
James N. Fernandez	41,000	12.9%	$37.8350
Jon M. King	23,000	7.2%	$37.8350

All Executive Officers as a Group	315,000	98.8%	$37.8350

All Employees Who Are Not
Executive Officers as a Group	3,948	1.2%	$30.8400

Total	318,948	100%	$37.7484

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2005 AND FISCAL YEAR-END OPTION VALUES BY FIVE MOST
HIGHLY COMPENSATED EXECUTIVE OFFICERS

			Number of Unexercised	Value[b] of In-The-Money
	Shares		Options at Fiscal	Options at Fiscal Year-
	Acquired		Year-End[a]	End[a]
Name	on Exercise	Value Realized	Exercisable/Unexercisable	Exercisable/Unexercisable

Michael J. Kowalski	180,000	$6,117,224	1,405,000/310,000	$22,091,330 / $1,131,769
James E. Quinn	80,000	$2,512,800	925,625/197,875	$13,591,466 / $764,659
Beth O. Canavan	34,000	$803,926	290,250/107,750	$1,702,205 / $445,138
James N. Fernandez	120,000	$3,119,852	479,750/154,250	$4,164,424 / $615,436
Jon M. King	46,500	$830,450	45,250/81,250	$105,348/$352,573

a)	Options are deemed “exercisable” in this table if they are exercisable as of January 31, 2006, or will become exercisable within 60 days of that date.

b)	The market price per share on which the option value was calculated was $37.84.
TIFFANY & CO.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR TO FIVE MOST HIGHLY
COMPENSATED EXECUTIVE OFFICERS
(ESTIMATED FUTURE PAYOUTS IN SHARES BASED ON EARNINGS PERFORMANCE)

					Maximum
	Units	Performance Period	Earnings		Based solely
	Subject to	(Three Fiscal Year	Threshold	Earnings	on Earnings
Name	Vesting	Period) Ending	Met	Target Met	Performance

Michael J. Kowalski	79,000	1/31/2009	23,700	39,500	69,125
James E. Quinn	48,000	1/31/2009	14,400	24,000	42,000
Beth O. Canavan	27,000	1/31/2009	8,100	13,500	23,625
James N. Fernandez	39,000	1/31/2009	11,700	19,500	34,125
Jon M. King	21,000	1/31/2009	6,300	10,500	18,375

The Performance-Based Restricted Stock Units (“Units”) referred to above were granted in January under the terms of the 2005 Employee Incentive Plan subject to stockholder approval of additional, more restrictive limits under the plan. See Item 3 below. Units will be exchanged on a one-to-one basis for shares of the common stock of the Company if Units vest at the end of the three-year performance period. No Units will vest (other than for reasons of death, disability or on a change in control) if the Company fails to meet the cumulative earnings performance threshold set by the Compensation Committee. Earnings-based vesting will be pro-rated for earnings performance between the threshold and a maximum set by the Compensation Committee. 100% vesting will occur only if the Company achieves both of the following tests, each as set by the Compensation Committee: (a) maximum vesting for earnings performance, and (b) the return-on-assets goal.
The number of Units which vest due to earnings performance at the end of the three-year Performance Period will be adjusted up by 15% (but no higher than the maximum units subject to vesting) if a return-on-assets goal is met and downward by 15% if the goal is not met.
TIFFANY & CO.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR UNDER 2005 EMPLOYEE
INCENTIVE PLAN TO FIVE MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS
AS A PERCENTAGE OF STOCK AWARDS TO ALL EMPLOYEES

	Aggregate	Percent of Units
Person or Group Awarded	Units	Granted to
Restricted Stock Units	Granted	All Employees	Type of Award[a]

Michael J. Kowalski	79,000	8.9%	Three-Year Performance Period
James E. Quinn	48,000	5.4%	Three-Year Performance Period
Beth O. Canavan	27,000	3.0%	Three-Year Performance Period
James N. Fernandez	39,000	4.4%	Three-Year Performance Period
Jon M. King	21,000	2.4%	Three-Year Performance Period

All Executive Officers as a Group	293,000	33.0%	Three-Year Performance Period

All Employees Who Are Not			Four-year vesting, 25% per year,
Executive Officers as a Group	594,924	67.0%	no performance component

Total	887,924	100%

a)	See prior table for more detail concerning these same awards.
EQUITY COMPENSATION PLAN INFORMATION
(AS OF FISCAL YEAR END)

	Column A		Column B	Column C
				Number of securities
				remaining available for
	Number of securities			future issuance under
	to be issued upon		Weighted average	equity compensation
	exercise of		exercise price of	plans (excluding
	outstanding options,		outstanding options,	securities reflected in
Plan category	warrants and rights		warrants and rights	Column A)

Equity compensation plans approved by security holders	12,082,002	[a]	$28.9731	9,848,615	[b]

Equity compensation plans not approved by security holders	0		0	0

Total	12,082,002	[a]	$28.9731	9,848,615	[b]

a)	Shares indicated do not include 1,751,416 shares issuable under awards of stock units already made. See Note (b) below.

b)	Shares indicated are the aggregate of those available for grant under the Company’s 2005 Employee Incentive Plan (the “Employee Plan”) and the Company’s 1998 Directors Option Plan (the “Directors Plan”). All plans provide for the issuance of options and stock awards. However, under the 2005 Employee Plan the maximum number of shares that may be issued, 11,000,000, is subject to reduction by 1.58 shares for each share that is delivered on vesting of a stock award. See Note (a) above. Column C reflects this reduction assuming that all shares granted as stock awards
TIFFANY & CO.

will vest. Under the Directors Plan all shares of the 547,500 remaining for issuance could be issued as stock awards.
Pension, Excess and Supplemental Retirement Income Plans
Tiffany has established three retirement plans for eligible employees: a Pension Plan, an Excess Plan and a Supplemental Retirement Income Plan. The Executive Officers of the Company are eligible to participate in all three.
The Pension Plan is a “qualified plan,” that is, it is designed to comply with those provisions of the Internal Revenue Code applicable to retirement plans. The Pension Plan is available at no cost to regular full-time employees of Tiffany hired on or before December 31, 2005. All Executive Officers are participants in the Pension Plan. The Plan provides participants with a retirement benefit based on the participant’s “average final compensation” multiplied by his or her years of service with Tiffany. The amount of the benefit payable under the Pension Plan is subject to Internal Revenue Code requirements including those limiting the amount of compensation that may be considered in calculating a benefit. Participants in the Pension Plan vest after five years of service.
The Excess Plan is not a qualified plan, is not subject to Internal Revenue Code limitations on the amount of benefits it may pay and is available only to highly compensated employees, including all Executive Officers. The Excess Plan uses the same retirement benefit formula set forth in the Pension Plan, but includes in “average final compensation” earnings (salary and bonus) that are excluded under the Pension Plan due to Internal Revenue Code Limitations. Benefits payable under the Pension Plan offset benefits payable under the Excess Plan. Highly compensated employees vested under the Pension Plan are vested under the Excess Plan; however, benefits under the Excess Plan are subject to forfeiture if employment is terminated for cause and, for those who leave Tiffany prior to age 65, for failure to execute and adhere to non-competition and confidentiality covenants.
The Supplemental Retirement Income Plan is not a qualified plan and is not subject to Internal Revenue Code limitations on the amount of benefits it may pay. It is available only to Executive Officers and was established to supplement the Pension Plan and Social Security by providing additional payments upon a participant’s retirement. Benefits payable under the Pension Plan, the Excess Plan and Social Security offset (are subtracted from) benefits payable under the Supplemental Retirement Income Plan formula. Except in the event of a change of control (see below), benefits under the Supplemental Retirement Income Plan do not vest until a participant attains age 60 while employed by Tiffany and until he or she has provided 15 years of service; furthermore, benefits under the Supplemental Retirement Plan are subject to forfeiture if benefits under the Excess Plan are forfeited. See above.
Payments under the Supplemental Retirement Income Plan, together with payments under the Pension Plan, the Excess Plan and from Social Security, would equal a variable percentage of the participant’s “average final compensation” at retirement. This assumes that vesting requirements under the Supplemental Retirement Income Plan are met and that benefits under the Excess Plan and the Supplemental Retirement Income Plan have not been forfeited.
TIFFANY & CO.

Depending upon the participant’s years of service with Tiffany, the combined benefit under the Pension Plan, the Excess Plan, the Supplemental Retirement Income Plan and from Social Security would be as follows:

Combined Annual Benefit As a Percentage of Average Final
Years of Service	Compensation

less than 10	(a )
10-14	20%
15-19	35%
20-24	50%
25 or more	60%

A participant’s “average final compensation” is the average annual compensation he or she received over the five highest paid plan years (January 1 to December 31) during his or her last 10 years of service. In general, compensation reported in the Summary Compensation Table above as “Salary” and “Bonus” is compensation for purposes of the Pension Plan, the Excess Plan and the Supplemental Retirement Income Plan; amounts attributable to the exercise of stock options or to the vesting of restricted stock are not included.
(a) A participant retiring with less than 10 years of service would not, except in certain instances where a change of control has occurred, receive any benefit under the Supplemental Retirement Income Plan, but would receive a benefit under the Pension Plan and the Excess Plan. However, the formula for benefits under the Pension Plan and the Excess Plan is a function of years of service and covered compensation (subject to Internal Revenue Code limitations in the case of the Pension Plan) and not any specific percentage of the participant’s average final compensation.
TIFFANY & CO.

The following table sets forth the estimated combined annual benefit payable on retirement to participants under the Supplemental Retirement Income Plan, Pension Plan and Social Security.
Annual Total Benefit for Years of Service

Average Final
Compensation	15	20	25	30	35

$125,000	$43,750	$62,500	$75,000	$75,000	$75,000
$150,000	$52,500	$75,000	$90,000	$90,000	$90,000
$175,000	$61,250	$87,500	$105,000	$105,000	$105,000
$200,000	$70,000	$100,000	$120,000	$120,000	$120,000
$225,000	$78,750	$112,500	$135,000	$135,000	$135,000
$250,000	$87,500	$125,000	$150,000	$150,000	$150,000
$300,000	$105,000	$150,000	$180,000	$180,000	$180,000
$400,000	$140,000	$200,000	$240,000	$240,000	$240,000
$450,000	$157,500	$225,000	$270,000	$270,000	$270,000
$500,000	$175,000	$250,000	$300,000	$300,000	$300,000
$600,000	$210,000	$300,000	$360,000	$360,000	$360,000
$700,000	$245,000	$350,000	$420,000	$420,000	$420,000
$800,000	$280,000	$400,000	$480,000	$480,000	$480,000
$900,000	$315,000	$450,000	$540,000	$540,000	$540,000
$1,000,000	$350,000	$500,000	$600,000	$600,000	$600,000
$1,200,000	$420,000	$600,000	$720,000	$720,000	$720,000
$1,500,000	$525,000	$750,000	$900,000	$900,000	$900,000

At the end of Fiscal 2005, the current years of creditable service and average final compensation under both plans for each of the eligible executive officers named in the Summary Compensation Table were as follows:

Name	Years of Service[a]	Average Final Compensation

Michael J. Kowalski	27	$1,576,666
James E. Quinn	19	$1,019,137
Beth O. Canavan	18	$593,579
James N. Fernandez	27	$828,328
Jon M. King	15	$441,978

a)	Includes years of service with Tiffany’s former parent corporation.
TIFFANY & CO.

OTHER COMPENSATION ARRANGEMENTS
Retention Agreements

The Company and Tiffany have entered into retention agreements with each of the executive officers. These agreements would provide a covered executive with compensation if he or she should incur an “involuntary termination” after a “change in control.” The purpose of these agreements is to keep our management team in place and focused on their job duties should discussions of a “change in control” ever occur. An “involuntary termination” does not include a termination for cause, but does include a resignation for good reason.
When, if ever, a “change in control” occurs, the covered executives would have fixed terms of employment under their retention agreements as follows: three years in the case of Mr. Kowalski and Mr. Quinn and two years for all other executive officers. If the executive incurs an involuntary termination during his or her term, compensation, keyed to the length of his or her term, would be payable to the executive as follows:
•	Two or three times salary and bonus as severance,

•	A payment equal to the present value of two or three years of additional years of service credit under the Supplemental Retirement Income Plan, and

•	Two or three years of benefits continuation under Tiffany’s health and welfare plans.
Vesting of Options, Restricted Stock Units and Retirement Benefits on a Change in Control

In the event of a “change in control” of the Company, all options granted to employees (including executive officers) become exercisable in full and all restricted stock units vest and convert to shares. In addition, all benefits under the Supplemental Retirement Income Plan become vested and payable at retirement age, but only if, at the time of the “change in control,” benefits are also vested under the Pension Plan.
Gross-up Benefits on a Change in Control

Because a covered executive’s receipt of payments and benefits in connection with a “change in control” may trigger a 20% excise tax under Section 280G of the Internal Revenue Code, the retention agreements contain “gross-up” provisions. Under these provisions, the Company or Tiffany must pay the covered executive’s excise tax and any additional income tax resulting from the gross-up provisions. If the gross-up provisions are triggered, the Company or Tiffany, as the case may be, will be unable to deduct most of the “change in control” payments and benefits.
Definition of a Change in Control

For purposes of the Supplemental Retirement Income Plan, stock options and restricted stock the term “change in control” means that one of the following events has occurred:
•	Any person or group of persons acting in concert (and by person we mean an individual or organization) acquires thirty-five percent or more in voting power or stock of the Company, including the acquisition of any right, option, warrant or other right to obtain such voting power or stock, whether or not presently exercisable;
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•	A majority of the Board is, for any reason, not made up of individuals who were either on the Board on January 21, 1988, or, if they became members of the Board after that date, were approved by the directors; or

•	Another circumstance which the Board deems to be a “change in control.”
For purposes of the retention agreements, a “change in control” includes the above events, as well as additional events amounting to a change in control of the Company or Tiffany. Such events could include a so-called “friendly” acquisition of the Company or Tiffany.
Life Insurance Arrangements
In 2003 Tiffany terminated split-dollar life insurance agreements with its executive officers, including Mr. Kowalski, Mr. Quinn, Mrs. Canavan, Mr. Fernandez and Mr. King. Such agreements had been in effect prior to 2003; however in 2002 Tiffany discontinued premium contributions because of the Sarbanes-Oxley Act of 2002, which prohibits loans to executives. In 2003, Tiffany withdrew its premium contribution from the underlying life insurance policies and left the policies in the hands of the executives.
In lieu of the split-dollar arrangements described above, Tiffany provides the following life insurance benefit to its executive officers. This benefit has and will be provided by paying premiums on the insurance policies referred to above, treating such premiums as taxable compensation to the executives and making “gross up” payments to the executives tax withholding accounts so as to achieve the tax-favored benefit that existed under the terminated split-dollar life insurance agreements prior to changes in Internal Revenue Service interpretive positions and the adoption of the Sarbanes-Oxley Act of 2002.
Death benefits under such policies are expected to be maintained equivalent to three times the executive’s annual salary and target bonus compensation and sufficient premiums will be paid to build the cash value of each policy so that on the executive’s expected retirement date the cash value of each policy will be sufficient to continue the policy in force, without payment of further premiums, with a death benefit equivalent to twice the executive’s average annual salary and target bonus compensation for the last three calendar years prior to termination of employment.
Tiffany has reserved the right to terminate these life insurance benefits at any time and the executives will acquire no vested right to further contributions from Tiffany.
TIFFANY & CO.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
The Committee believes that the portion of an officer’s compensation that is “at risk” (subject to adjustment for corporate and/or individual performance factors) should vary proportionally to the amount of responsibility the officer bears for the Company’s success. The Committee adheres to that philosophy in establishing target bonuses and long-term, equity-based incentive compensation.
a. Bonuses
Each January, the Committee establishes a target bonus for the coming fiscal year as a percentage of the base salary of each executive officer. For Fiscal 2005, 90% was the target for Mr. Kowalski; targets ranged from 50% to 65% for the other executive officers. For Fiscal 2006, 95% is the target for Mr. Kowalski; targets range from 50% to 70% for the other executive officers.
Under the terms of the 1998 and 2005 Employee Incentive Plans, bonuses that are calculated solely on the basis of an increase or decrease in the Company’s consolidated net earnings in accordance with a formula are “Incentive Awards.” Incentive Awards are “performance-based compensation” under Section 162(m) of the Internal Revenue Code. See below.
For purposes of the Fiscal 2005 bonus calculation, the Company’s consolidated net earnings were adjusted down as provided for in the 1998 Employee Incentive Plan to account for various items. The Incentive Award calculation was performed by the Committee in March 2006 on the basis of estimated net earnings, as so adjusted, and bonuses were paid in the following month on the basis of reported net earnings, as so adjusted.
b. Long-Term, Equity-based Incentive Compensation Program
In January of 2005, the Committee changed the Company’s equity-based incentive compensation program to include Performance-Based Restricted Stock Units (“Units”). Prior to 2005, the program consisted only of options. The change was made because the Committee believes that it has become more important to link some portion of executive compensation to achievement of specific, long-term goals for the improvement of earnings and return on assets. Units were awarded in January of 2005 and 2006; those Units will be exchanged on a one-to-one basis for shares of the common stock of the Company if the Units vest at the end of each three-year performance period. Units will vest (other than for reasons of death, disability or on a change in control) only if the Company meets cumulative earnings performance goals for the performance period. For each performance period the Committee has set a threshold, a target and maximum for earnings: if the threshold is not met, no Units will vest; if the threshold is met, 30% will vest; if the target is met, 50% will vest; if the maximum is met, 87.5% will vest. Vesting will be pro-rated for earnings performance between the threshold and the maximum. Earnings-vested Units will be adjusted upward by 15% if a return-on-assets goal is met and downward by 15% if the goal is not met. 100% vesting will occur only if the Company achieves the maximum for earnings and achieves the return-on-assets goal.
Options to purchase the common stock of the Company are granted to executive officers in January of each year, and may be exercised, when vested, to purchase common stock at its fair market value as of the date of the option grant. Options vest and (other than in the case of death or disability) become exercisable in four equal annual installments beginning with the first anniversary of the grant date; non-vested installments are forfeited if the option holder leaves the Company.
In January 2006 the Committee made combined awards of options and Units to the executive officers. Options were valued using the Black-Scholes model; Units were valued using the grant date market value of the underlying shares assuming that the earnings target would be met and that there would be no adjustment to Unit vesting for return on assets. On that basis, the combined grant to Mr. Kowalski was valued at 315% of his salary; the value of the
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combined grants to the other executive officers ranged from 250% to 150% of salary. The size of the combined grant in 2006 is not necessarily indicative of the size of the combined grants to be awarded in future years. The Committee consulted with a nationally recognized compensation consulting firm in designing the Long-Term Equity-based Compensation Program and in determining the awards made. The Committee believes that the program is an appropriate means of motivating the executive officers to achieve the Company’s long-term strategic goals and linking the interests of the executive officers to the interests of the Company’s stockholders.
c. Salaries and Benefits
Executive salaries are reviewed by the Committee in January of each year and are adjusted on the basis of merit and relevant competitive factors.
The Committee believes that the Company’s salaries and benefits program for its executives is generally competitive with the programs generally offered by comparable retailers. The program enables the Company to retain and attract competent management personnel.
To assess the competitiveness of the compensation offered to the Company’s executive officers, the Committee reviewed an analysis prepared by a nationally recognized compensation consulting firm. The following elements of compensation were reviewed for each executive officer: base salary; target total cash compensation; target annual incentive as a percentage of salary; actual total cash compensation; target total direct compensation; actual total direct compensation; and long-term incentives as a percentage of salary. The analysis included data concerning compensation for senior positions provided by companies in the Peer Company Group referred to under “PERFORMANCE OF COMPANY STOCK” below (other than the Movado Group Inc.), a survey of 16 companies in the specialty retail industry with median revenues of $2.9 billion, a survey of 11 companies in the retail industry with median revenues of $2.2 billion, a general survey of companies in the retail/wholesale industry, and a survey of general industry. The Committee believes that a competitive market for the services of retail executives exists, even among firms that are not peers of the Company or that operate in a different line of business.
d. Limitation under Section 162(m) of the Internal Revenue Code
Section 162(m) of the Internal Revenue Code generally denies a federal income-tax deduction to a publicly-held corporation for compensation in excess of $1 million per year paid to certain persons. These include persons who were, as of the last day of the corporation’s taxable year, (i) the chief executive officer or (ii) among the four highest-compensated officers. This denial of deduction is subject to an exception for certain “performance-based compensation,” including the stock options, Units and Incentive Awards discussed above. The compensation described in this report generates income tax deductions for the Company, but the Compensation Committee does not believe that it would be in the best interests of the Company to adopt a policy that would absolutely preclude compensation arrangements subject to deduction limitations.
Signed:
Rose Marie Bravo
Samuel L. Hayes III, Chair
Abby F. Kohnstamm
Charles K. Marquis
Members of the Compensation Committee
TIFFANY & CO.

PERFORMANCE OF COMPANY STOCK
The following graph compares changes in the cumulative total shareholder return on Tiffany & Co.’s stock for the previous five fiscal years to returns for the same five-year period on (i) the Standard & Poor’s 500 Stock Index, and (ii) a peer group index. Cumulative shareholder return is defined as changes in the closing price of our stock on the New York Stock Exchange, adjusted to reflect two-for-one stock split that occurred in July 2000, plus the reinvestment of any dividends paid on our stock.
Comparison of Five Year Cumulative Total Return among Tiffany & Co., the S&P 500 Index, and the Peer Group Index
ASSUMES AN INVESTMENT OF $100 ON JANUARY 31, 2001 IN COMPANY STOCK AND EACH OF THE TWO INDICES AND THE REINVESTMENT OF ANY SUBSEQUENT DIVIDENDS.
TOTAL RETURNS ARE BASED ON MARKET CAPITALIZATION; INDICES ARE WEIGHTED AT THE BEGINNING OF EACH PERIOD FOR WHICH A RETURN IS INDICATED.
PEER COMPANY GROUP: Coach, Inc.; Movado Group Inc.; Nordstrom Inc.; Polo Ralph Lauren Corp.; Saks Inc.; Sotheby Holdings Inc.; Williams Sonoma Inc.; and Zale Corp.
Gucci Group N.V. and Neiman Marcus Group, Inc. were excluded from the peer group because they no longer have publicly-traded equity securities.
TIFFANY & CO.

DISCUSSION OF PROPOSALS PRESENTED BY THE BOARD
Item 1. Election of Directors
Each year, we elect directors at an Annual Meeting of Stockholders. At the 2006 Annual Meeting, nine directors will be elected. Each of them will serve until he or she is succeeded by another qualified director or until his or her earlier resignation or removal from office.
It is not anticipated that any of this year’s nominees will be unable to serve as a director, but if that should occur before the Annual Meeting, the Board may either propose another nominee or reduce the number of directors to be elected. If another nominee is proposed, you or your proxy will have the right to vote for that person at the Annual Meeting.
Information concerning each of the nominees is set forth below:

Michael J. Kowalski	Mr. Kowalski, 54, is Chairman of the Board and Chief Executive Officer of Tiffany & Co. He succeeded William R. Chaney as Chairman at the end of fiscal year 2002 and as Chief Executive Officer in February 1999. Prior to his appointment as President in January 1996, he was an Executive Vice President of Tiffany & Co., a position he had held since March 1992. Mr. Kowalski also served as Tiffany & Co.’s Chief Operating Officer from January 1997 until his appointment as Chief Executive Officer. He became a director of Tiffany & Co. in January 1995. Mr. Kowalski also serves on the boards of Fairmont Hotels and Resorts and The Bank of New York. The Bank of New York is Tiffany’s principal banking relationship, serving as Administrative Agent and a lender under a Revolving Credit Facility and as trustee of Tiffany’s Employee Pension Plan.

Rose Marie Bravo	Ms. Bravo, 55, is Chief Executive of Burberry Limited and is a member of its board of directors. Ms. Bravo previously served as President of Saks Fifth Avenue from 1992 to 1997. Ms. Bravo became a director of Tiffany & Co. in October 1997 when she was selected by the Board to fill a newly created directorship. She also serves on the Board of Directors of Estee Lauder Companies Inc.

William R. Chaney	Mr. Chaney, 73, is the former Chairman of the Board. He resigned that office effective January 31, 2003. Mr. Chaney joined Tiffany in January 1980 as a member of the Board and was named Chairman and Chief Executive Officer of Tiffany & Co. in August 1984. He resigned as Chief Executive Officer effective February 1, 1999. Prior to joining Tiffany, he served as an executive officer of Avon Products, Inc.

Samuel L. Hayes III	Prof. Hayes, 71, was the Jacob H. Schiff Professor of Investment Banking at the Harvard Business School from 1975 to 1998, when he became the Jacob H. Schiff Professor Emeritus. He was elected a director of Tiffany & Co. in 1984. He also serves as independent chair of the Board of Directors of the Eaton Vance Group of Funds and on the board of Telect, Inc. and Yakima, Inc.

Abby F. Kohnstamm	Ms. Kohnstamm, 52, is the President and founder of Abby F. Kohnstamm & Associates, Inc. a marketing and consulting firm. Prior to establishing her company, Ms. Kohnstamm served as Senior Vice President, Marketing of IBM Corporation from 1993 through 2005. In that capacity, she had overall responsibility for all aspects of marketing across IBM and was also a member of
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IBM’s Operating Team, which oversees overall operating performance across the company. Ms. Kohnstamm remains an executive consultant to IBM. In addition, Ms. Kohnstamm held a number of senior marketing positions at American Express from 1979 through 1993. Ms. Kohnstamm also serves on the Board of Trustees of Tufts University and the Board of Overseers at New York University’s Stern School of Business. She became a director of Tiffany & Co. in July 2001, when she was selected by the Board to replace a retiring director. IBM Corporation and its affiliated companies provide data-processing and communication hardware, software and services to Tiffany and purchase business gifts from Tiffany.

Charles K. Marquis	Mr. Marquis, 63, is a Senior Advisor to Investcorp International, Inc. From 1974 through 1998, he was a partner in the law firm of Gibson, Dunn & Crutcher L.L.P. He was elected a director of Tiffany & Co. in 1984. Mr. Marquis also serves on the Board of Directors of CSK Auto Corporation.

J. Thomas Presby	Mr. Presby, 66, is active as a director, investor and business advisor. He is a Certified Public Accountant. He retired in 2002 from a 30-year career as a partner in Deloitte Touche Tohmatsu. At Deloitte, he held numerous positions in the United States and abroad, including the posts of Deputy Chairman and Chief Operating Officer. Mr. Presby is a graduate of Rutgers University and holds a masters degree in Industrial Administration from Carnegie Mellon University. He was selected to be a director of the Company in November 2003 by the Board to fill a newly created position on the Board. Mr. Presby serves as a director and audit committee chair of World Fuel Services, Inc., TurboChef Technologies, Inc. and AMVESCAP, PLC. He also serves on the board, and on the audit committee of American Eagle Outfitters, Inc.

James E. Quinn	Mr. Quinn, 54, is President of Tiffany & Co., responsible for sales throughout the world. Prior to his appointment as Vice Chairman in January 1998, Mr. Quinn was an Executive Vice President of Tiffany & Co., a position he had held since March 1992. He became a director of Tiffany & Co. in January 1995. He is also a member of the Boards of Directors of BNY Hamilton Funds, Inc. and Mutual of America Capital Management, Inc.

William A. Shutzer	Mr. Shutzer, 59, is a partner of Evercore Partners, a financial advisory and private equity firm. He previously served as a Managing Director of Lehman Brothers from 2000 through 2003, a Partner in Thomas Weisel Partners LLC, a merchant banking firm, from 1999 through 2000, as Executive Vice President of ING Baring Furman Selz LLC from 1998 through 1999, President of Furman Selz Inc. from 1995 through 1997 and as a Managing Director of Lehman Brothers and its predecessors from 1978 through 1994. He was elected a director of the Company in 1984. Mr. Shutzer is also a member of the Boards of Directors of Jupiter Media Corp., CSK Auto Inc. and TurboChef Technologies, Inc.
TIFFANY & CO.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NINE NOMINEES FOR DIRECTOR
Item 2. Appointment of the Independent Registered Public Accounting Firm
Upon the recommendation of its Audit Committee, the Board has appointed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to examine the Company’s consolidated financial statements for fiscal year 2006. We are asking you to ratify our selection.
PwC has served as the Company’s independent registered public accounting firm since 1984.
A representative of PwC will be in attendance at the Annual Meeting to respond to appropriate questions raised by stockholders and will be afforded the opportunity to make a statement at the meeting, if he or she desires to do so.
The Board may review its selection if its appointment is not approved by the stockholders.
THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006.
Item 3. Approval of an Amendment to the 2005 Employee Incentive Plan to Add Additional Limits
On March 17, 2005 the Board adopted, and on May 19, 2005 at the 2005 Annual Meeting the stockholders approved, the Company’s 2005 Employee Incentive Plan (the “Plan”). On January 19, 2006 the Board amended the Plan, subject to stockholder approval at the 2006 Annual Meeting, by adding the following additional limits under Section 4.2(b) of the Plan to conform with regulations issued under Section 162(m) of the Code:
•	a grant limit of 400,000 shares per fiscal year to any of the five most highly-compensated officer; and

•	a cash payout limit of $2,000,000 to any of such officers.
If the proposed amendment is approved by the stockholders, the text of Section 4.2(b) of the Plan will be modified to read as follows:
“Subject to adjustment under Section under Section 4.2(c), the following additional maximum limitations are imposed under the Plan: (i) the aggregate maximum number of Shares that may be issued under Options intended to be Incentive Stock Options shall be One Million (1,000,000) shares; and (ii), unless the Committee determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance Based Exception, the following limitations shall apply: (A) in any fiscal year of the Company, the aggregate number of Shares that may be granted to any Participant pursuant to any and all Awards (including Options, SARS and Stock Awards) shall not exceed Four Hundred Thousand (400,000); and (B) in any fiscal year of the Company, the maximum aggregate cash payout with respect to Other Incentive Awards granted in any fiscal year of the Company pursuant to Section 8 of the Plan which may be made to any Named Executive Officer shall be Two Million Dollars ($2,000,000).” (bold indicates new material).
TIFFANY & CO.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSED AMENDMENT TO THE 2005 EMPLOYEE INCENTIVE PLAN
MATERIAL FEATURES OF THE PLAN
Following is a summary of the material features of the Plan.
Maximum Number of Shares
As approved by the stockholders, the maximum number of shares of common stock that may be issued under the Plan is 11,000,000.
The maximum number of shares that will be available for grant under the Plan is subject to reduction by 1.58 shares for each share that is delivered on vesting of a stock award. See Stock Awards below. Thus, when a share is issued on vesting of a stock award, the maximum is reduced by 1.58 shares and when a share is issued on exercise of an option the maximum is reduced by one share. The maximum number of shares available for grant under the 2005 Incentive Plan is also subject to adjustment for corporate transactions. See Maximum Number of Shares and Adjustments for Corporate Transactions below.
As of March 24, 2006, no shares have been issued under the plan and 9,261,264 are subject to grants and may be issued on vesting and exercise of options or on vesting of stock awards.
Stock Options Already Granted Under the Plan
The tables on pages 21 and 22 provide information concerning non-qualified stock options (“NQSOs”) that have been granted through January 31, 2006 to Executive Officers and employees of the Company’s subsidiaries under the Plan. See “OPTION GRANTS IN FISCAL YEAR 2005” and “OPTION GRANTS IN FISCAL YEAR 2005 TO EXECUTIVE OFFICERS AS A PERCENTAGE OF TOTAL OPTION GRANTS UNDER 2005 EMPLOYEE INCENTIVE PLAN.”
Stock Unit Awards Already Made Under the Plan
The tables on pages 23 and 24 provide information concerning performance-vesting and time-vesting restricted stock units awards that have been granted through January 31, 2006 to executive officers and employees of the Company’s subsidiaries under the Plan. See “LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR TO FIVE MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS” and “LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR UNDER 2005 EMPLOYEE INCENTIVE PLAN TO FIVE MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AS A PERCENTAGE OF STOCK AWARDS TO ALL EMPLOYEES.”
Market Value Per Share
As of March 24, 2006 the market value of one share of the Company’s Common Stock, $0.01 par value, was $38.9150 calculated as the mean between the lowest and highest reported sales price of such a share on such date as reported in the New York Stock Exchange Composite Transactions Index.
TIFFANY & CO.

Administration of the Plan
The Plans is administered by the Stock Option Subcommittee of the Compensation Committee which consists of two or more outside directors selected by the Board (the “Committee”). The Committee has the authority to determine:
•	employees to whom awards are granted,

•	the size and type of awards, and

•	the terms and conditions of such awards.
Number and Identity of Future Participants and Form of Awards Not Yet Determined
Under the Plan, the Committee may designate any employee of the Company or its related companies as a participant. The number and identity of participants to whom awards will eventually be made under the Plan has not yet been determined, and, subject to the Plan, the form of such awards is at the discretion of the Committee. It is therefore not possible at this time to provide specific information as to actual future award recipients or the form of such awards. However, to date, participation has been limited to management employees. In January of 2006, 921 employees were named by the Committee as Participants and a total of 936 employees are now Participants.
Awards Available under the Plan
Following are summaries of the various awards available under the Plan.
Options and SARs . The grant of a stock option entitles the holder to purchase a specified number of shares of the Company’s Common Stock at an exercise price specified at the time of grant.
Stock options may be granted in the form of NQSOs or incentive stock options (“ISOs”). Grants of ISOs must fulfill the requirements applicable to an “incentive stock option” described in Section 422(b) of the Internal Revenue Code.
The grant of a stock appreciation right (“SAR”) entitles the holder to receive the appreciation value, if any, for a specific number of shares of the Company’s common stock over a specific time period. The Committee may provide the appreciation value in cash or in shares. The appreciation value is equal to all or a portion of the growth in the fair market value over an exercise price specified at the time of grant.
The Plan limits the discretion of the Committee with respect to Options and SARs as follows:
•	the term of an option or SAR may not exceed 10 years,

•	the per-share exercise price of each option or SAR must be established at the time of grant or determined by a formula established at the time of grant,

•	the exercise price may not be less than 100% of fair market value as of the “pricing date”,

•	the per-share exercise price may not be decreased after grant except for adjustments made to reflect stock splits and other corporate transactions (see Maximum Number of Shares and Adjustments for Corporate Transactions below),

•	neither an option nor a SAR may be surrendered for a new option or SAR with a lower exercise price, and

•	the pricing date must generally be the grant date, subject to limited exceptions.
TIFFANY & CO.

Stock Awards. A stock award is the grant of shares of the Company’s Common Stock or a right to receive such shares, their cash equivalent or a combination of both. Each stock award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.
Cash Incentive Awards. Cash awards may be granted as determined by the Committee. Terms of cash awards must be set out by agreement, which may specify performance periods and goals. The Committee has the discretion to adjust pre-established Performance Goals under certain circumstances.
Settlement of Awards, Deferred Settlements Tax Withholding and Dividend Equivalents
The Committee has the discretion to settle awards through cash payments, delivery of Common Stock, the grant of replacement awards or any combination thereof.
The Committee may permit the payment of the option exercise price to be made as follows:
•	in cash,

•	by the tender of the Company’s shares of Common Stock, or

•	by irrevocable authorization to a third party to sell shares received upon exercise of the option and to remit the exercise price.
Before distribution of any shares pursuant to an award, the Committee may require the participant to remit funds for any required tax withholdings. Alternatively, the Committee may withhold shares to satisfy such tax requirements. All cash payments made under the Incentive Plan may be net of any required tax withholdings.
The Committee may provide for the deferred delivery of stock upon the exercise of an option or SAR or upon the grant of a stock award. Such deferral can be evidenced by use of “Stock Units” – bookkeeping entries equivalent to the fair market value, from time to time, of a specified number of shares. Stock Units are settled at the end of the applicable deferral period by delivery of shares or as otherwise determined by the Committee.
The Committee has the discretion to provide participants with the right to receive dividends or dividend equivalent payments with respect to the underlying shares of Common Stock.
Duration of the Plan
No award may be made under the Plan after April 30, 2015. However, the plan shall remain in effect as long as any awards previously made remain outstanding.
Maximum Number of Shares and Adjustments for Corporate Transactions under the Incentive Plan
Subject to further adjustments for corporate transactions, as discussed below, the maximum number of shares of the Company’s Common Stock now remaining available for grant under the Plan is 9,261,264 .
IMPORTANT NOTE: the above number assumes that all restricted stock units and options now granted will vest and that the underlying shares will be delivered to the participants; based upon that assumption, the maximum number of shares available for delivery under the Plan (11,000,000 shares) has been reduced by 1,419,788 shares (1.58 shares for every share assumed delivered on vesting of a stock unit now granted) and 318,948 shares (one share for every share assumed delivered on vesting of a stock option now granted). There are circumstances in which such restricted stock units
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and options will not vest, including failure to attain performance goals and early termination of employment. In those circumstances, shares represented by the non-vested units would be added back into the maximum.
Shares subject to an award that are not delivered because of failure to vest, forfeiture, cancellation or cash settlement become available for further grant.
If a participant exercises an option by delivery of previously-owned shares in payment of the exercise price or of any tax withholding obligation, all shares issued to the employee without offset for the number of shares delivered in payment will be counted against the maximum.
The maximum number of shares which may be delivered under the Incentive Plans is subject to further adjustment for corporate transactions, such as:
•	stock splits, stock dividends and stock distributions,

•	any other transaction in which outstanding shares of Common Stock are increased, decreased, changed or exchanged, or

•	a transaction in which cash, property, Common Stock or other securities are distributed in respect of outstanding shares.
If such a corporate transaction occurs, the Committee will make appropriate adjustments in:
•	the number and/or type of shares for which awards may be granted under the Incentive Plans after such transaction, and

•	the number and/or type of shares or securities for which awards then outstanding under the Incentive Plans may be exercised after such transaction – such adjustments would be made without changing the aggregate exercise price applicable to the unexercised portions of outstanding options or SARs.
For example, to adjust for the last corporate transaction – the two-for-one stock split that became effective in July 2000 – the Committee doubled the maximum number of shares that could be issued under the 1998 Incentive Plan. The Committee also doubled the number of unexercised shares that were the subject of outstanding options and cut the corresponding per-share exercise price in half.
Other Limits Under the Plan
Subject to further adjustment for corporate transactions, as discussed above, the 2005 Incentive Plan imposes the following limit:
•	shares that may be issued as ISOs under the 2005 Incentive Plan – 1,000,000;

•	shares that may be granted in any one fiscal year to any one participant pursuant to any and all awards – 400,000 (this limit will be added if this Item is approved by the stockholders) ; and

•	maximum aggregate cash pay-out in any one fiscal year for cash awards to a “covered executive” – $2,000,000 (this limit will be added if this Item is approved by the stockholders).
Amendment of Plan
The Board may, at any time, amend or terminate the Plan. However, the approval of the Company’s stockholders will be required for any amendment (other than adjustments for corporate transactions) which would:
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•	increase the maximum number of shares that may be delivered under the Plan as described in Maximum Number of Shares and Adjustments for Corporate Transactions above,

•	increase any of the limits described above under Other Limits Under the Plan,

•	decrease the minimum exercise price for an option or SAR or permit the surrender of an option or an SAR as consideration in exchange for a new award with a lower exercise price, each as described above under Options and SARs, or

•	increase the maximum term of an Option or SAR as described above under Options and SARs.
Federal Income Tax Consequences of Incentive Plan Awards
The Company believes that under present law and regulations the federal income tax treatment of the various awards that may be made under the Incentive Plan will be as described below. In general, the Company’s and its subsidiaries’ right to claim a deduction is subject to the requirements of Section 162(m) of the Code (See Section 162(m) of the Code below).
The grant of an NQSO will not have any tax consequence to the Company nor to the participant. The exercise of an NQSO will require the participant to include in his or her taxable ordinary income the amount by which the fair market value of the acquired shares on the exercise date exceeds the option price. Upon a subsequent sale or taxable exchange of shares acquired upon the option exercise, the participant will recognize long-or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares (the fair market value on the exercise date). The Company will be entitled to a deduction at the same time and in the same amount as the participant is in receipt of income in consequence of his or exercise of an NQSO.
The grant of an ISO will not have any tax consequence to the Company nor to the participant. The exercise of an ISO will not cause the participant to realize ordinary taxable income nor permit the Company to take a deduction unless the participant disposes of the acquired shares within the later of two years after the grant of the option and one year after the date of the exercise. (However, for purposes of computing the participant’s alternative minimum tax liability, the spread between the option price and the stock’s fair market value on the date of the ISO exercise is treated as income.) If the participant fails to achieve that minimum holding period before deposition, the participant will be treated as though he or she had exercised a NQSO for tax purposes and the Company will be treated as though the participant had exercised a NQSO (see NQSOs above). If the participant achieves the minimum holding period, any gain or loss that is realized on the subsequent disposition of such shares will be treated as long-term capital gain or loss.
The grant of an SAR will not have any tax consequence to the Company nor to the participant. The exercise of an SAR will require the participant to include in his or her taxable ordinary income the amount of any cash received plus the fair market value of any shares issued as the result of the exercise. Upon a subsequent sale or taxable exchange of shares, if any, acquired upon an SAR exercise, the participant will recognize long-or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares (the fair market value on the exercise date). The Company will be entitled to a deduction at the same time and in the same amount as the participant is in receipt of income in consequence of his or exercise of an SAR.
The grant of a stock award (including a stock unit) will not have any tax consequence to the Company nor to the participant if, at the time of the grant, the shares or units provided to the participant are subject to a substantial risk of forfeiture, and provided further that the participant chooses not to elect to recognize income. The participant may, however, elect to recognize taxable ordinary income at the time
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of a stock (but not a unit) grant equal to the fair market value of the stock awarded. Failing such an election, as of the date the shares provided to a participant under a stock award are no longer subject to a substantial risk of forfeiture, the participant will recognize taxable ordinary income equal to the fair market value of the stock. The Company will be entitled to a deduction at the same time and in the same amount as the participant is in receipt of income in consequence of the grant of a stock award.
The participant will recognize taxable ordinary income when he or she is in receipt or constructive receipt of a cash award. The Company will be entitled to a deduction at the same time and in the same amount as the participant is in receipt of income in consequence of the grant of a cash award.
Section 162(m) of the Code
The Company’s and its subsidiaries’ right to claim a tax deduction with respect to compensation provided under the Incentive Plan to covered executives may be subject to the limitations of Section 162(m) of the Code. Section 162(m) provides that no deduction shall be allowed for applicable employee remuneration with respect to any covered executive in excess of $1,000,000 for a taxable year. However, qualified performance-based compensation is not subject to this $1,000,000 limitation. “Covered executives” are the Company’s chief executive officer and the four other employees whose compensation is required to be reported to its stockholders under the Securities Exchange Act of 1934.
Options and SARs granted under the Incentive Plan will be qualified performance-based compensation if:
•	the exercise price is no less than fair market value on the date of the grant,

•	if such plan is approved by the stockholders of the Company (the Plan was approved in 2005), and

•	if the members of the Committee are all “outside directors” as defined under Section 162(m) of the Code and the regulations promulgated thereunder.
Stock and cash awards under the Incentive Plan may be designed by the Committee to be qualified performance-based compensation. The Committee must specify objective performance goals to be attained over a performance period as a condition to the award. For such awards under the Plan, such measures of performance are the Company’s:
•	net earnings,

•	earnings per share on a diluted basis,

•	net sales,

•	net sales for any channel of distribution,

•	return on average assets,

•	selling, general and administrative expenses,

•	earnings from operations,

•	earnings before income taxes, and/or

•	net cash provided by operating activities.
The Committee retains the right to make post-award adjustments to reflect certain extraordinary events.
It is the current intention of the Board that the Committee shall at all times be composed of persons qualifying as “outside directors” and that the Committee shall consider the effect of Section 162(m) in
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designing and making awards under the Incentive Plan to covered executives. However, under the Incentive Plan, the Committee has the discretion to make awards that will not be so qualified and may find it in the best interest of the Company to do so from time to time.
The Incentive Plan is not the exclusive means available to the Company to provide incentive compensation to employees of the Company and its subsidiaries.
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TIFFANY & Co.

OTHER MATTERS
Stockholder Proposals, In General
If you would like to nominate a candidate for director or bring other business before the stockholders at the 2007 Annual Meeting, which is currently expected to take place on May 17, 2007, you must comply with the following requirements:
•	You must notify the Secretary of the Company in writing no earlier than January 18, 2007, and no later than February 17, 2007,

•	If the matter you wish to present is other than the nomination of a candidate for director, your proposal must be a proper matter for stockholder action under the General Corporation Law of the State of Delaware, and

•	Your proposal must contain all of the information required under our By-laws, a copy of which is available, at no charge, from the Secretary or on our website.
Stockholder Proposals for Inclusion in the Proxy Statement for the 2007 Annual Meeting
If you wish to submit a proposal to be included in the Proxy Statement for our 2007 Annual Meeting, we must receive it no later than December 15, 2006. Proposals should be sent to the Company at 727 Fifth Avenue, New York, New York, 10022, addressed to the attention of Patrick B. Dorsey, Secretary.
Reminder to Vote
Please be sure to either complete, sign and mail the enclosed proxy card in the return envelope provided or call in your instructions or vote by Internet as soon as you can so that your vote may be recorded and counted.
BY ORDER OF THE BOARD OF DIRECTORS
Patrick B. Dorsey
Secretary
New York, New York
April 14, 2006
TIFFANY & Co.

Appendix I
Tiffany & Co.
(a Delaware corporation)
Corporate Governance Principles
(as adopted by the full Board of Directors on January 15, 2004)
1.	Director Qualification Standards; Size of the Board; Audit Committee Service.
a.	A majority of the directors shall meet the independence requirements set forth in Section 303A.01 and .02 of the New York Stock Exchange Corporate Governance Rules. A director shall not be deemed to have met such independence requirements unless the Board has affirmatively determined that it be so. In making its determination of independence, the Board shall broadly consider all relevant facts and circumstances and assess the materiality of each director’s relationship(s) with the Corporation and/or its subsidiaries. If a director is determined by the Board to be independent, all relationships, if any, that such director has with the Corporation and/or its subsidiaries which were determined by the Board to be immaterial to independence shall be disclosed in the Corporation’s annual proxy statement.

b.	A director shall be younger than age 72 when elected or appointed and a director shall not be recommended for re-election by the stockholders if such director will be age 72 or older on the date of the annual meeting or other election in question, provided that the Board of Directors may, by specific resolution, waive the provisions of this sentence with respect to an individual director whose continued service is deemed uniquely important to the Corporation.

c.	A director need not be a stockholder, but shall be encouraged to become a stockholder by virtue of the Corporation’s policies and plans with respect to stock options for directors and otherwise.

d.	Consistent with 1.a. above, candidates for director shall be selected on the basis of their business experience and expertise, with a view to supplementing the business experience and expertise of management and adding further substance and insight into board discussions and oversight of management. The Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become directors, and for recommending to the Board director nominees for the next annual meeting of the stockholders.

e.	From time to time, the Nominating/Corporate Governance Committee will recommend to the Board the number of directors constituting the entire Board. Based upon that recommendation, the current nature of the Corporation’s business, and the talents and business experience of the existing roster of directors, the Board believes that nine directors is an appropriate number at this time.

f.	The Board shall be responsible for determining the qualification of an individual to serve on the Audit Committee as a designated “audit committee financial expert,” as required by applicable rules of the SEC under Section 407 of the Sarbanes-Oxley Act. In addition, to serve on the Audit Committee, a director must meet the standards for independence set forth in Section 301 of the Sarbanes-Oxley Act. To those ends, the Nominating/Corporate Governance Committee will coordinate with the Board in screening any new candidate for audit committee financial expert or who will serve on the Audit Committee and in evaluating whether to re-nominate any existing director who may serve in the capacity of audit committee financial expert or who may serve on the Audit Committee. If an Audit Committee member simultaneously serves on the audit
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committees of more than three public companies, then, in the case of each such Audit Committee member, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Corporation’s Audit Committee and disclose such determination in the Corporation’s annual proxy statement.

g.	Any director who changes his or her employer or otherwise has a significant change in job responsibilities, or who accepts or intends to accept a directorship with another public company (or with any other organization that would require a significant time commitment) that he or she did not hold when such director was most recently elected to the Board, shall advise the secretary of the Corporation of such change or directorship and the secretary of the Corporation shall advise the members of the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee shall consider, in light of such advice, the continued appropriateness of such director’s membership on the Board and each committee of the Board on which such director participates. In some instances, taking into account all relevant factors and circumstances, it may be appropriate for the Nominating/Corporate Governance Committee to ask the director to resign as director or to cease participation on certain committees, or to recommend to the Board that such director not be re-nominated to the Board.

h.	Subject to 1.b above, directors of the Corporation are not subject to term limits. However, the Nominating/Corporate Governance Committee will consider each director’s continued service on the Board each year and recommend whether each director should be re-nominated to the Board. Each director will be given an opportunity to confirm his or her desire to continue as a member of the Board.
2.	Attendance and Participation at Board and Committee Meetings.
a.	Directors shall be expected to attend six regularly scheduled board meetings in person, if practicable, or by telephone, if attendance in person is impractical. Directors should attempt to organize their schedules in advance so that attendance at all regularly scheduled board meetings will be practicable.

b.	For committees on which they serve, directors shall be expected to attend regularly scheduled meetings in person, if practicable, or by telephone, if attendance in person is impractical or if telephone participation is the expected means of participation. For committees on which they serve, directors should attempt to organize their schedules in advance so that attendance at all regularly scheduled committee meetings will be practicable.

c.	Directors shall attempt to make time to attend, in person or by telephone, specially scheduled meetings of the Board or those committees on which they serve.

d.	Directors shall, if practicable, review in advance all meeting materials provided by management, the other directors or consultants to the Board.

e.	Directors shall familiarize themselves with the policies and procedures of the Board with respect to business conduct, ethics, confidential information and trading in the Corporation’s securities.

f.	Nothing stated herein shall be deemed to limit the duties of directors under applicable law.

3.	Director Access to Management and Independent Advisors.

a.	Executive officers of the Corporation and its subsidiaries shall make themselves available, and shall arrange for the availability of other members of management, employees and consultants, so
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that each director shall have full and complete access with respect to the business, finances and accounting of the Corporation and its subsidiaries.

b.	The chief financial officer and the chief legal officer of the Corporation will regularly attend Board meetings (other than those portions of Board meetings that are reserved for independent or non-management directors or those portions in which the independent or non-management directors meet privately with the chief executive officer) and the Board encourages the chief executive officer to invite other executive officers and non-executive officers to Board meetings from time to time in order to provide additional insight into items being discussed and so that the Board may meet and evaluate persons with potential for advancement.

c.	If the charter of any Board committee on which a director serves provides for access to independent advisors, any executive officer of the Corporation is authorized to arrange for the payment of the reasonable fees of such advisors at the request of such a committee acting by resolution or unanimous written consent.
4.	Director Compensation.
a.	Directors shall be compensated in a manner and at a level sufficient to encourage exceptionally well-qualified candidates to accept service upon the Board and to retain existing directors. The Board believes that a meaningful portion of a director’s compensation should be provided in, or otherwise based upon appreciation in the market value of, the Corporation’s Common Stock.

b.	To help determine the form and amount of director compensation, the staff of the Corporation shall, if requested by the Board provide the Board with data drawn from public company filings with respect to the fees and emoluments paid to outside directors by comparable public companies.

c.	Contributions to charities with which an independent or non-management director is affiliated will not be used as compensation to such a director and management will use special efforts to avoid any appearance of impropriety in connection with such contributions, if any.

d.	Management will advise the Board should the Corporation or any subsidiary wish to enter into any direct financial arrangement with any director for consulting or advisory services, or into any arrangement with any entity affiliated with such director by which the director may be indirectly benefited, and no such arrangement shall be consummated without specific authorization from the Board.
5.	Director Orientation and Continuing Education.
a.	Each executive officer of the Corporation shall meet with each new director and provide an orientation into the business, finance and accounting of the Corporation.

b.	Each director shall be reimbursed for reasonable expenses incurred in pursuing continuing education with respect to his/her role and responsibilities to the stockholders and under law as a director.
6.	Management Succession.
a.	The Board, assisted by the Corporate Nominating/Corporate Governance Committee and the Compensation Committee, shall select, evaluate the performance of, retain or replace the chief executive officer. Such actions will be taken with (i) a view to the effectiveness and execution of
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strategies propounded by and decisions taken by the chief executive officer with respect the Corporation’s long-term strategic plan and long-term financial returns and (ii) applicable legal and ethical considerations.

b.	In furtherance of the foregoing responsibilities, and in contemplation of the retirement, or an exigency that requires the replacement, of the chief executive officer, the Board shall, in conjunction with the chief executive officer, oversee the selection and evaluate the performance of the other executive officers.
7.	Annual Performance Evaluation of the Board.
a.	The Nominating/Corporate Governance Committee is responsible to assist the Board in the Board’s oversight of the Board’s own performance in the area of corporate governance.

b.	Annually, each director will participate in an assessment of the Board’s performance in the area of corporate governance. The results of such self-assessment will be provided to each director.
8.	Matters for Board Review, Evaluation and/or Approval.
a.	The Board is responsible under the law of the State of Delaware to review and approve significant actions by the Corporation including major transactions (such as acquisitions and financings), declaration of dividends, issuance of securities and appointment of officers of the Corporation.

b.	The Board is responsible, either through its committees, or as guided by its committees, for those matters which are set forth in the respective charters of the Auditing, Nominating/Corporate Governance and Compensation Committees or as otherwise set forth in the corporate governance rules of the New York Stock Exchange.

c.	The following matters, among others, will be the subject of Board deliberation:
i.	annually, the Board will review and if acceptable approve the Corporation’s operating plan for the fiscal year, as developed and recommended by management;

ii.	at each regularly scheduled meeting of the Board, the directors will review actual performance against the operating plan;

iii.	annually, the Board will review and if acceptable approve the Corporation’s five-year strategic plan, as developed and recommended by management;

iv.	from time to time, the Board will review topics of relevance to the approved or evolving strategic plan, including such topics identified by the Board and those identified by management;

v.	annually, the charters of the Audit, Nominating/Corporate Governance, and Compensation Committees will be reviewed and, if necessary, modified, by the Board;

vi.	annually, the delegation of authority to officers and employees for day-to-day operating matters of the Corporation and its subsidiaries will be reviewed and if acceptable approved by the Board;

vii.	annually, the Corporation’s investor relations program will be reviewed by the Board;
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viii.	annually, the schedule of insurance coverage for the Corporation and its subsidiaries will be reviewed by the Board;

ix.	annually, the status of various litigation matters in which the Corporation and its subsidiaries are involved will be presented to and discussed with the Board;

x.	annually, the Corporation’s policy with respect to the payment of dividends will be reviewed and if acceptable approved by the Board;

xi.	annually, the Corporation’s program for use of foreign currency hedges and forward contracts will be reviewed and if acceptable approved by the Board; and

xii.	from time to time, the Corporation’s use of any stock re-purchase program approved by the Board will be reviewed by the Board.
9.	Management’s Responsibilities.
a.	Management is responsible to operate the Corporation with the objective of achieving the Corporation’s operating and strategic plans and building value for stockholders on a long-term basis. In executing those responsibilities management is expected to act in accordance with the policies and standards established by the Board (including these principles), as well as in accordance with applicable law and for the purpose of maintaining the value of the trademarks and business reputation of the Corporation’s subsidiaries. Specifically, the chief executive officer and the other executive officers are responsible for:
i.	producing, under the oversight of the Board and the Audit Committee, financial statements for the Corporation and its consolidated subsidiaries that fairly present the financial condition, results of operation, cash flows and related risks in accordance with generally accepted accounting principles, for making timely and complete disclosure to investors, and for keeping the Board and the appropriate committees of the Board informed on a timely basis as to all matters of significance;

ii.	developing and presenting the strategic plan, proposing amendments to the plan as conditions and opportunities dictate and for implementing the plan as approved by the Board;

iii.	developing and presenting the annual operating plans and budgets and for implementing those plans and budgets as approved by the Board;

iv.	creating an organizational structure appropriate to the achievement of the strategic and operating plans and recruiting, selecting and developing the necessary managerial talent;

v.	creating a working environment conducive to integrity, business ethics and compliance with applicable legal and Corporate policy requirements;

vi.	developing, implementing and monitoring an effective system of internal controls and procedures to provide reasonable assurance that: the Corporation’s transactions are properly authorized; the Corporation’s assets are safeguarded against unauthorized or improper use; and the Corporation’s transactions are properly recorded and reported. Such internal controls and procedures also shall be designed to permit preparation of financial statements for the Corporation and its consolidated subsidiaries in conformity with generally accepted
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accounting principles and any other legally required criteria applicable to such statements; and

vii.	establishing, maintaining and evaluating the Corporation’s disclosure controls and procedures. The term “disclosure controls and procedures” means controls and other procedures of the Corporation that are designed to ensure that information required to be disclosed by the Corporation in the reports filed by it under the Securities Exchange Act of 1934 (the “Act”) is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Corporation in the reports it files under the Act is accumulated and communicated to the Corporation’s management, including its principal executive and financial officers, to allow timely decisions regarding required disclosure. To assist in carrying out this responsibility, management has established a Disclosure Control Committee, whose membership is responsible to the Audit Committee, to the chief executive officer and to the chief financial officer, and includes the following officers or employees of the Corporation: the president, the chief legal officer, the head of finance, the chief information officer, the controller, the head of internal audit & financial controls, the investor relations officer and the treasurer.
10. Meeting Procedures.
a.	The Board shall determine whether the offices of chairman of the board and chief executive officer shall be held by one person or by separate persons, and whether the person holding the office of chairman of the board shall be “independent” or not. An “independent” director meets the requirements for “independence” as referenced in item 1.a above. “Non-management” directors include those who are independent and those who, while not independent, are not currently employees of the Corporation or one of its subsidiaries.

b.	The chairman of the board will establish the agenda for each Board meeting but the chairman of the board will include in such agenda any item submitted by the presiding independent director (see item 11.c below). Each Board member is free to suggest the inclusion of items on the agenda for any meeting and the chairman of the board will consider them for inclusion.

c.	Management shall be responsible to distribute information and data necessary to the Board’s understanding of all matters to be considered and acted upon by the Board; such materials shall be distributed in writing to the Board sufficiently in advance so as to provide reasonably sufficient time for review and evaluation. In circumstances where practical considerations do not permit advance circulation of written materials, reasonable steps shall be taken to allow more time for discussion and consideration, such as extending the duration of a meeting or circulating unanimous written consent forms, which may be considered and returned at a later time.

d.	The chairman of the board shall preside over meetings of the Board.

e.	If the chairman of the board is not independent, the independent directors may select from among themselves a “presiding independent director”; failing such selection, the chairman of the Nominating/Corporate Governance Committee shall be the presiding independent director. The presiding independent director shall be identified as such in the Corporation’s annual proxy statement to facilitate communications by stockholders and employees with the non-management directors.
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f.	The non-management directors shall meet separately from the other directors in regularly scheduled executive session, without the presence of management directors and executive officers of the Corporation. The presiding independent director shall preside over such meetings.

g.	At least once per year the independent directors shall meet separately from the other directors in a scheduled executive session, without the presence of management directors, non-management directors who are not independent and executive officers of the Corporation. The presiding independent director shall preside over such meetings.
11. Committees.
a.	The Board shall have an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee which shall have the respective responsibilities described in the attached exhibits. The membership of each such committee shall consist only of independent directors.

b.	The Board may, from time to time, appoint one or more additional committees, such as a Dividend Committee.

c.	The chairman of each Board committee, in consultation with the appropriate members of management and staff, will develop the committee’s agenda. Management will assure that, as a general rule, information and data necessary to the committee’s understanding of the matters within the committee’s authority and the matters to be considered and acted upon by a committee are distributed to each member of such committee sufficiently in advance of each such meeting or action taken by written consent to provide a reasonable time for review and evaluation.

d.	At each regularly scheduled Board meeting, the chairman of each committee or his or her delegate shall report the matters considered and acted upon by such committee at each meeting or by written consent since the preceding regularly scheduled Board meeting.

e.	The secretary of the Corporation, or any assistant secretary of the Corporation, shall be available to act as secretary of any committee and shall, if invited, attend meetings of the committee and prepare minutes of the meeting for approval and adoption by the committee.
12. Reliance.
Any director of the Corporation shall, in the performance of such person’s duties as a member of the Board or any committee of the Board, be fully protected in relying in good faith upon the records of the Corporation or upon such information, opinions, reports or statements presented by any of the Corporation’s officers or employees, or committees of the Board, or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence.
13. Reference to Corporation’s Subsidiaries.
Where the context so requires, reference herein to the Corporation includes reference to the Corporation and/or any direct or indirect subsidiary of the Corporation whose financial results are consolidated with those of the Corporation for financial reporting purposes and reference to a subsidiary of the Corporation shall be reference to such a subsidiary.
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Appendix II
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF TIFFANY & CO.
(reflects Final NYSE Corporate Governance Rules; revised 01-08-04)
(as adopted by the Audit Committee on January 14, 2004)
This Charter governs the operations of the Audit Committee.
Composition of the Committee.
The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors.
Each of the directors serving on the Audit Committee shall be “independent” under the provisions of 10A of the Securities Act of 1934 as amended by the Sarbanes-Oxley Act of 2002 and shall have been affirmatively determined by the Board of Directors to be an “independent director” under the New York Stock Exchange Corporate Governance Standards.
Each of the directors serving on the Audit Committee shall be “financially literate” as that qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.
In addition, at least one member of the Audit Committee shall have accounting or related management “expertise” as that qualification is interpreted by the Board of Directors in its business judgment.
Each director who contemplates serving upon the Audit Committee should evaluate carefully the existing demands on his or her time before accepting the assignment. If a member of the Audit Committee simultaneously serves on the audit committees of more than three public companies, including this Audit Committee, the Board of Directors must determine that such simultaneous service would not impair the ability of such Audit Committee member to effectively serve on this Audit Committee and disclose such determination in the Company’s annual proxy statement.
Finally, at least one member of the Audit Committee shall qualify as a “financial expert” as that term is interpreted by the SEC pursuant to the Sarbanes-Oxley Act of 2002.
The members of the Audit Committee shall be elected by the Board of Directors annually and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.
Purpose of Committee.
The Purpose of the Audit Committee is to:
A.	assist the Board of Directors in its oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent auditors;

B.	prepare the report of the Audit Committee required by Security and Exchange Commission Rules to be included in the Company’s annual proxy statement.
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Duties and Responsibilities.
The duties and responsibilities of the Audit Committee are:
A.	to retain and terminate the Company’s independent auditors and, to that end, the Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between Company management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Audit Committee;

B.	at least annually, to obtain and review a report by the independent auditor describing: the independent auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company;

C.	discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

D.	discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

E.	as appropriate, obtain advice and assistance from outside legal, accounting or other advisors;

F.	discuss policies with respect to risk assessment and risk management;

G.	meet separately, periodically, with management, with internal auditors and with independent auditors;

H.	review with the independent auditor any audit problems or difficulties and management’s response;

I.	set clear hiring policies for employees or former employees of the independent auditors;

J.	report regularly to the Board of Directors;

K.	establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

L.	to review the adequacy of the Company’s systems of internal accounting and financial controls;

M.	to approve in advance all audit services, including comfort letters, as well as non-audit services, including tax services, to be rendered by the Company’s public accounting firm;

N.	to report its conclusions and concerns to the Board of Directors; and
TIFFANY & CO.

O.	to conduct, or have conducted, an annual performance evaluation of the Audit Committee as required by the New York Stock Exchange Corporate Governance Standards.
Authority and Funding.
The Audit Committee shall have all authority necessary or implied in order to carry out its duties and responsibilities. Without limitation to the generality of the foregoing, the Audit Committee shall have the authority to engage independent counsel, outside auditors for special audits, reviews and other procedures, and other advisers, experts and consultants, as it determines necessary to carry out its duties and responsibilities.
The officers of the Company shall provide and make available to the Audit Committee, as it may determine, in its capacity as a committee of the Board of Directors, funds for payment of compensation to the registered public accounting firm employed by the issuer for the purpose of rendering or issuing an audit report and to any advisers employed by the Audit Committee pursuant to the foregoing paragraph.
The Audit Committee may require that the head of the Company’s internal audit department, any other officer or employee of the Company, the Company’s outside counsel or the external auditor attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.
Meetings.
The Audit Committee shall meet as often as necessary to fulfill its functions, but no less than quarterly.
Responsibilities of Others.
In the performance of its duties and responsibilities, it is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles or to assure compliance with laws. These are the responsibilities of management and the internal audit department. The external auditor is responsible for the audit of the Company’s financial statements in accordance with the standards of the profession.
Processes.
In carrying out its responsibilities, the Audit Committee’s policies and procedures should remain flexible in order to react to changing conditions and circumstances.
The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with understanding that the Audit Committee may alter or supplement them as appropriate.
1.	Annually, the Audit Committee shall appoint and determine the compensation of the registered public accounting firm to be employed by the Company for the purpose of preparing or issuing an audit report or related work and such registered public accounting firm shall report directly to the Audit Committee.
TIFFANY & CO.

2.	The Audit Committee shall discuss with the internal auditors and the external auditor the overall scope and plans for their respective audit work.

3.	The Audit Committee shall ensure that the external auditor submits annually a formal written statement delineating all relationships between the external auditor and the Company. The Audit Committee is responsible for engaging in a dialogue with the external auditor with respect to such disclosed relationships that may affect the objectivity and independence of the external auditor and taking appropriate action to satisfy itself or the external auditor’s independence.

4.	The Audit Committee shall establish policies and procedures for the engagement of the external auditor to provide such non-audit services as may be legally performed, and for determining the compensation to be paid for such services, and consider whether the external auditor’s performance of any non-audit services is compatible with the external auditor’s independence.

5.	The Audit Committee shall discuss with management, the internal auditors and, to the extent appropriate, the external auditor the adequacy and effectiveness of the Company’s accounting and financial records and system for monitoring and managing business risk and legal compliance programs. Further, the Audit Committee shall meet separately with the head of the Company’s internal auditor department and the external auditor, with and without management present, to discuss the results of their examinations.

6.	The Audit Committee shall review and discuss with management and the external auditor the Company’s interim financial results to be included in the Company’s quarterly reports to be filed with the SEC, and the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as it may be modified or supplemented.

7.	The Audit Committee shall review with management and the external auditor the financial statements to be included in the Company’s Annual Report on Form 10-K, as well as the auditor’s judgment about the quality, not just acceptability, of the Company’s accounting principles as applied to its financial reporting. The review shall also include a discussion of the reasonableness of judgments and estimates made in the preparation of the financial statements that may be viewed as critical, as well as the clarity of financial statement disclosure. In addition, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the external auditor under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as it may be modified or supplemented.

8.	Based on its review and discussions of items 3 and 7, the Audit Committee shall recommend to the Board of Directors whether the financial statements should be included in the Annual Report on Form 10-K.

9.	As a whole, or through the Chair, the Audit Committee shall review the impact on the financial statements of significant events, transactions, or changes in accounting principles or estimates, which potentially affect the quality of the financial reporting with management and the external auditor prior to the filing of the Company’s reports on Form 10-Q or 10-K, or as soon as practicable if the communications cannot be made prior to its filing.

10.	Management and the external auditor shall discuss with the Audit Committee significant changes to the Company’s auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the external auditor, the internal auditors or management.
TIFFANY & CO.

11.	The Audit Committee shall review and reassess this Charter annually and recommend any appropriate changes to the Board of Directors.

12.	The Audit Committee shall maintain minutes of its meetings and regularly report its activities to the Board of Directors.

13.	Annually, the Audit Committee shall review the compensation and performance of the head of the internal audit department. Any change in the incumbent in such position or in his/her compensation shall not be made without the approval of the Audit Committee.
As required, the Audit Committee shall inquire into and review any significant disagreement that is brought to its attention among or between management and the external auditor or among or between management and the internal auditor in connection with the preparation of the Company’s financial statements.
As required, the Audit Committee shall review with management and the external auditor any pending or threatened action by regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.
Reliance on Information Provided.
In adopting this Audit Committee Charter, the Board of Directors acknowledges that the Audit Committee members are not employees of the Company and are not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the external auditor’s work or auditing standards. Each member of the Audit Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Audit Committee and the accuracy and completeness of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.
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TIFFANY & CO.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

Item 1:	Election of the following nominees as directors:	FOR ALL NOMINEES	WITHHELD FOR NOMINEES NAMED BELOW	Item 3:	Approval of an amendment to the 2005 Employee Incentive Plan to include additional limits on awards that may be made thereunder.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	01 Michael J. Kowalski 02 Rose Marie Bravo 03 William R. Chaney	☐	☐
	04 Samuel L. Hayes III 05 Abby F. Kohnstamm	WITHHELD FOR (write in each nominee’s name in the space provided below):
06 Charles K. Marquis 07 J. Thomas Presby
08 James E. Quinn 09 William A. Shutzer

Item 2:	Approval of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company’s fiscal 2006 financial statements.	FOR ☐	AGAINST ☐	ABSTAIN ☐	I PLAN TO ATTEND THE ANNUAL MEETING	☐	The Board of Directors recommends: a vote FOR all nominees for director in Item 1; FOR approval of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm in Item 2; FOR approval of an amendment to the 2005 Employee Incentive Plan to include additional limits on awards that may be made thereunder in Item 3. Shares represented by this proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.

Signature	Signature	Date

NOTE: Please date and sign exactly as your name appears printed on this card. When shares are held by joint owners, all should sign. When signing as fiduciary (e.g., attorney, executor, administrator, conservator, trustee or guardian), please give title. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.

▲ FOLD AND DETACH HERE ▲
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Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/tif		1-866-540-5760		Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

TIFFANY & CO.
PROXY FOR ANNUAL MEETING
SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF TIFFANY & CO. (THE “COMPANY”) TO BE HELD MAY 18, 2006, AT 10:00 A.M. NEW YORK TIME IN THE ROOF/PENTHOUSE OF THE ST. REGIS HOTEL, 2 EAST 55TH STREET AT FIFTH AVENUE, NEW YORK, NEW YORK. THE BOARD OF DIRECTORS RECOMMENDS: A VOTE “FOR” ALL NOMINEES FOR DIRECTOR IN ITEM 1; “FOR” APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN ITEM 2; “FOR” APPROVAL OF AN AMENDMENT TO THE 2005 EMPLOYEE INCENTIVE PLAN TO INCLUDE ADDITIONAL LIMITS ON AWARDS THAT MAY BE MADE THEREUNDER IN ITEM 3.
SHARES REPRESENTED BY THIS PROXY WILL BE SO VOTED UNLESS OTHERWISE INDICATED, IN WHICH CASE THEY WILL BE VOTED AS MARKED. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” ITEMS 1, 2 AND 3. IF ANY NOMINEE NAMED ON THE REVERSE SIDE OF THIS CARD IS UNABLE TO SERVE AS A DIRECTOR, THE BOARD OF DIRECTORS MAY NOMINATE ANOTHER PERSON OR PERSONS IN SUBSTITUTION FOR SUCH NOMINEE AND THE PROXIES NAMED BELOW WILL VOTE FOR THE PERSON OR PERSONS SO NOMINATED OR FOR SUCH LESSER NUMBER OF DIRECTORS AS MAY BE PRESCRIBED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints M.J. KOWALSKI, J.N. FERNANDEZ, and P.B. DORSEY, and each of them proxies, with full power of substitution, to act for the undersigned, and to vote all shares of common stock represented this proxy which the undersigned may be entitled to vote at the 2006 Annual Meeting of Stockholders (and any adjournment thereof) as directed and permitted on the reverse side of the card and, in their judgment, on such matters as may be incident to the conduct of or may properly come before the meeting.

IMPORTANT THIS PROXY IS CONTINUED ON THE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

▲FOLD AND DETACH HERE▲
Tiffany & Co.
727 Fifth Avenue
New York, N.Y. 10022
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held
THURSDAY, MAY 18, 2006
The Annual Meeting of Stockholders of Tiffany & Co. (the “Company”) will be held in the Roof/Penthouse of The St. Regis Hotel, 2 East 55th Street at Fifth Avenue, New York, New York on Thursday, May 18, 2006, at 10:00 a.m. New York time to consider and take action on the following:
1.	Election of nine (9) directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified;

2.	Approval of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company’s fiscal 2006 financial statements;

3.	Approval of an amendment to the 2005 Employee Incentive Plan to include additional limits on awards that may be made thereunder.
All stockholders are cordially invited to attend, although only those stockholders of record as of the close of business on March 24, 2006 will be entitled to notice of and to vote at the meeting or any adjournments thereof. The transfer books will not be closed.
A list of stockholders entitled to vote will be available for inspection by interested stockholders at the offices of the Company, 600 Madison Avenue, 8th Floor, New York commencing on April 24, 2006 during ordinary business hours.
BY ORDER OF THE BOARD OF DIRECTORS
Patrick B. Dorsey
Secretary
New York, New York
April 14, 2006
YOUR VOTE IS IMPORTANT. EVEN IF IT IS YOUR DESIRE TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE, VOTE BY INTERNET OR CALL IN YOUR VOTE.